UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/09
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



SEPTEMBER 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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                                    [GRAPHIC]
                                                                 TAX-FREE INCOME
                                    FRANKLIN
                        CALIFORNIA TAX-FREE INCOME FUND

                       [FRANKLIN TEMPLETON INVESTMENTS LOGO]

                        FRANKLIN - Templeton - Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work
                             independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we
                             seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   [GRAPHIC]

                       Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Franklin California Tax-Free Income Fund ..................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   44
Notes to Financial Statements .............................................   48
Shareholder Information ...................................................   56

Shareholder Letter

      Dear Shareholder:

      In the third quarter of 2009, U.S. economic activity showed improvement over that of the previous quarters. Recent economic releases pointed to an easing of the global recession. Although most economists predicted positive U.S growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

      The municipal bond market experienced a healthy rebound in the six-month period under review. Most major financial markets showed signs of recovery as well, and equity markets staged a strong rally since March.

      The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long interest rates to move lower. However, Treasury yields increased over the period as 2008's flight to quality started to reverse.

      Treasury and Fed policies implemented in the fourth quarter of 2008 and in 2009 helped the markets recover somewhat from the panic that gripped them in the fourth quarter of 2008. With improved confidence in the banking system, financial markets started a process of repair. Treasury bond yields hit their low for the year in December 2008 and U.S. equity markets bottomed in the first quarter of 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. The Fed chairman began

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                     Not part of the semiannual report | 1
      to prepare markets for the unwinding of the Fed's accommodative monetary policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

      The municipal bond market also started to bounce back in the first quarter of 2009. For the six months under review, the Barclays Capital (BC) Municipal Bond Index returned +9.38%, and securities with maturities 22 years and longer, which make up a good portion of our long-term fund, returned +17.86%.(1)

      Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

      We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

      In the enclosed semiannual report for Franklin California Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.

                      Not part of the semiannual report | 2

Please check our website at FRANKLINTEMPLETON.COM for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

/s/ Charles B. Johnson
----------------------------
Charles B. Johnson
Chairman
Franklin California Tax-Free Income Fund

/s/ Sheila Amoroso
----------------------------
Sheila Amoroso

/s/ Rafael R. Costas Jr.
----------------------------
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

                     Not part of the semiannual report | 3

Semiannual Report

Franklin California
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 9/30/09**

                              [PIE CHART]

AAA .....................     23.2%
AA ......................     14.9%
A .......................     32.5%
BBB .....................     17.4%
Below Investment Grade...      6.1%
Not Rated by S&P ........      5.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

** Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
----------------------   -------   --------
AAA or Aaa                   0.2%       1.2%
AA or Aa                     0.3%        --
A                            1.3%       0.6%
BBB or Baa                   1.2%       1.0%
Below Investment Grade        --        0.1%
                         -------   --------
Total                        3.0%       2.9%
                         =======   ========

We are pleased to bring you Franklin California Tax-Free Income Fund's semiannual report for the period ended September 30, 2009.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.

                             4 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

                           DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH        CLASS A      CLASS B       CLASS C    ADVISOR CLASS
-----       ----------   ----------   ----------   -------------
April       2.80 cents   2.51 cents   2.52 cents     2.85 cents
May         2.80 cents   2.51 cents   2.52 cents     2.85 cents
June        2.80 cents   2.49 cents   2.49 cents     2.84 cents
July        2.80 cents   2.49 cents   2.49 cents     2.84 cents
August      2.80 cents   2.49 cents   2.49 cents     2.84 cents
September   2.80 cents   2.48 cents   2.50 cents     2.86 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $6.42 on March 31, 2009, to $7.19 on September 30, 2009. The Fund's Class A shares paid dividends totaling 16.80 cents per share for the reporting period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.47% based on an annualization of the 2.80 cent per share September dividend and the maximum offering price of $7.51 on September 30, 2009. An investor in the 2009 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.58% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

STATE UPDATE

During the six months under review, California's large and diverse economy remained mired in recession amid a series of budgetary crises. With a gross state product of $1.8 trillion, the state is responsible for 13% of U.S. gross domestic product.(3) If California were a country, it would have the tenth largest economy in the world. Yet, like nearly all U.S. states impacted by the deepest recession in 70 years, California's economy remained very weak through the first nine months

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Moody's Investors Service, "Rating Update: Moody's Confirms Baa1 Rating on State of California and Removes Credit from Watchlist; Outlook is Stable," 8/21/09.

                             Semiannual Report | 5

PORTFOLIO BREAKDOWN
9/30/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                              22.2%
Transportation                                           18.1%
Hospital & Health Care                                   17.6%
General Obligation                                       13.6%
Utilities                                                12.3%
Subject to Government Appropriations                      5.9%
Tax-Supported                                             4.6%
Higher Education                                          2.3%
Other Revenue                                             1.9%
Housing                                                   1.5%

* Does not include short-term investments and other net assets.

of 2009 and its unemployment rate rose sharply to 12.2% by September, higher than the 9.8% national rate and a significant jump from the state's prerecession low of 4.8% reached in late 2006.(4) Construction employment led the declines as the state's depressed housing market improved only marginally from historically low levels, while commercial real estate had not rebounded at all by period-end.

Weak revenue collections, limited financial flexibility and a difficult political environment were among several elements making the state financially vulnerable. Projections for the fiscal year 2010 budget gap grew through the spring and summer of 2009, after voters in a special statewide election did not approve a proposal to issue deficit bonds backed by lottery revenues, and as tax revenue collections underperformed.

In late July, budget amendments were finally passed to solve the current 2010 fiscal year's estimated $24 billion budget gap, but this was done largely with one-time solutions that will likely result in further budget gaps in upcoming years.(5) The budget amendments provide more than $23 billion through a combination of cuts, raids on local funds, accounting maneuvers, and one-time revenues.(5) Of the $14 billion in cuts, most went to schools; social services were also curtailed under the plan.(5) An additional $4 billion came from local governments, with another $4 billion from accounting shifts, other borrowing and the assumed sale of the State Compensation Insurance Fund.(5) In response, most local governments will cut services, implement additional layoffs and make fewer capital improvements to their communities. It also brought general fund spending for the state in fiscal year 2010 down to about $80 billion, a 20% decline from the $100 billion budgeted for fiscal year 2009.(5) After the passage of the budget amendments, the state controller in September announced he would stop making payments with IOUs; the inherent volatility signified and created by the emergency stopgap of an IOU program had been a major credit rating concern among independent credit rating agencies. This year's solutions will come at the cost of projected budget gaps in future years of up to $15 billion as the state anticipates significant structural imbalances in fiscal year 2011 and beyond as it seeks to maintain operations while repaying local governments and schools, with interest, for this year's cuts and borrowing.(5)

With California's finances under extreme duress, the state's credit rating was downgraded three notches since February 2009. The most recent credit rating setback -- a two-notch downgrade to Baa1 from A2 by independent credit rating agency Moody's Investors Service -- reflected the increased risk to legally

4. Source: Bureau of Labor Statistics.

5. Source: Moody's Investors Service, "Special Comment: California Adopts Budget Solutions," July 2009.

                             6 | Semiannual Report
required payments as the budget deadlock continued and the controller began issuing IOUs for non-priority payments.(6) By late August, Moody's reviewed and confirmed the current rating. It also removed the rating from its watch list for possible further downgrade and said the state's credit outlook was stable. Nonetheless, the current rating reflected the state's extraordinary fiscal pressures when compared with most other U.S. states, and more specifically the likelihood for increased short-term borrowing.

MUNICIPAL BOND MARKET OVERVIEW

During the six-month period ended September 30, 2009, the municipal bond market posted an impressive +9.38% total return, as measured by the Barclays Capital
(BC) Municipal Bond Index.(7) The last time the same index posted an April through September return of this magnitude was 1982; such returns are atypical for the usually docile municipal bond market.(7) In comparison, over the past 10 years, the average six-month total return for the BC Municipal Bond Index was +2.59%.(7) The municipal bond market posted not only strong absolute performance but also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index had a +0.98% total return for the reporting period.(8)

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. In the second and third quarters of 2009, Moody's elevated the ratings of 185 state and local government sector issues while downgrading 120. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's historical underlying credit strength.(9) Investor interest also increased for lower

6. This does not indicate Moody's rating of the Fund.

7. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
   Moody's, Standard & Poor's or Fitch.

8. Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

9. Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

                             Semiannual Report | 7
investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 20.55%, compared with the BC Aaa Municipal Bond Index's +5.71% total return.(10)

From March through September 2009, each month's annualized inflation rate as measured by the Consumer Price Index (CPI) was negative, marking the first 12-month declines since 1955.(4) Historically, a low inflation outlook has provided confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, a Congressional Budget Office estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 435 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) 7-Day Index and the Bloomberg Fair Value 30-Year AAA Index.(11) The 10-year average using the same indexes was 246 basis points.(11)

Tax-free bond supply also affected municipal bond market performance over the past six months. Thus far in 2009, tax-exempt bond issuance contracted 10.1% compared with the same period in 2008.(12) The lack of tax-free offerings left investors with fewer bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply picture during the period are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. These new municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given various ratings changes, a relatively steep yield curve, and the reduced supply during the reporting period, we looked for opportunities to keep portfolios fully invested in longer term maturity bonds, which supported our Funds'

10. Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

11. Sources: Thomson Financial; Bloomberg LP. The SIFMA 7-Day Index is produced by Municipal Market Data and is composed of actual auction rate securities issues provided by broker dealers and auction agents. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.

12. Source: THE BOND BUYER (www.bondbuyer.com), 10/1/09.

                             8 | Semiannual Report
dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. As of September 30, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy seeking to maximize income for our shareholders by trying to maintain exposure to higher coupon securities to the extent we believe is prudent. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio can become well diversified with a broad range of securities. Broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use techniques that we believe could add volatility and contribute to underperformance in adverse markets. We seek to stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The mixture of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                             Semiannual Report | 9

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTFX)                          CHANGE   9/30/09    3/31/09
-----------------------                          ------   -------    -------
Net Asset Value (NAV)                            +$0.77   $  7.19    $  6.42
DISTRIBUTIONS (4/1/09 - 9/30/09)
Dividend Income                        $0.1680

CLASS B (SYMBOL: FCABX)                          CHANGE   9/30/09    3/31/09
-----------------------                          ------   -------    -------
Net Asset Value (NAV)                            +$0.77   $  7.18    $  6.41
DISTRIBUTIONS (4/1/09 - 9/30/09)
Dividend Income                        $0.1497

CLASS C (SYMBOL: FRCTX)                          CHANGE   9/30/09    3/31/09
-----------------------                          ------   -------    -------
Net Asset Value (NAV)                            +$0.77   $  7.18    $  6.41
DISTRIBUTIONS (4/1/09 - 9/30/09)
Dividend Income                        $0.1501

ADVISOR CLASS (SYMBOL: FCAVX)                    CHANGE   9/30/09    3/31/09
-----------------------------                    ------   -------    -------
Net Asset Value (NAV)                            +$0.77   $  7.18    $  6.41
DISTRIBUTIONS (4/1/09 - 9/30/09)
Dividend Income                        $0.1708

                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         6-MONTH       1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------------    ------   ------   -------
Cumulative Total Return(1)                    +14.89%         +14.49%  +25.91%   +68.98%
Average Annual Total Return(2)                 +6.30%          +9.68%   +3.81%    +4.93%
   Distribution Rate(3)                              4.47%
   Taxable Equivalent Distribution Rate(4)           7.58%
   30-Day Standardized Yield(5)                      3.77%
   Taxable Equivalent Yield(4)                       6.39%
   Total Annual Operating Expenses(6)                0.57%

CLASS B                                         6-MONTH      1-YEAR   5-YEAR   10-YEAR
------------------------------------------   -------------   ------   ------   -------
Cumulative Total Return(1)                    +14.60%        +13.85%  +22.42%   +61.38%
Average Annual Total Return(2)                 +6.69%         +9.85%   +3.79%    +4.90%
   Distribution Rate(3)                              4.14%
   Taxable Equivalent Distribution Rate(4)           7.02%
   30-Day Standardized Yield(5)                      3.40%
   Taxable Equivalent Yield(4)                       5.77%
   Total Annual Operating Expenses(6)                1.13%

CLASS C                                         6-MONTH      1-YEAR   5-YEAR   10-YEAR
------------------------------------------    ------------   ------   -------  -------
Cumulative Total Return(1)                    +14.60%        +13.87%  +22.45%   +59.64%
Average Annual Total Return(2)                 +9.87%        +12.87%   +4.13%    +4.79%
   Distribution Rate(3)                              4.18%
   Taxable Equivalent Distribution Rate(4)           7.09%
   30-Day Standardized Yield(5)                      3.40%
   Taxable Equivalent Yield(4)                       5.77%
   Total Annual Operating Expenses(6)                1.13%

ADVISOR CLASS(7)                                6-MONTH       1-YEAR   5-YEAR   10-YEAR
------------------------------------------    ------------    ------   -------  -------
Cumulative Total Return(1)                    +14.97%         +14.61%  +26.48%   +69.96%
Average Annual Total Return(2)                +14.97%         +14.61%   +4.81%    +5.45%
   Distribution Rate(3)                              4.78%
   Taxable Equivalent Distribution Rate(4)           8.11%
   30-Day Standardized Yield(5)                      4.02%
   Taxable Equivalent Yield(4)                       6.82%
   Total Annual Operating Expenses(6)                0.48%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                             Semiannual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 9/30/09.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

5. The 30-day standardized yield for the 30 days ended 9/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

6. Figures are as stated in the Funds prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.53% and +4.80%.

                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 4/1/09       VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
----------------------------------------    -----------------   --------------   -----------------------
Actual                                      $    1,000          $  1,148.90      $        3.12
Hypothetical (5% return before expenses)    $    1,000          $  1,022.16      $        2.94

CLASS B
Actual                                      $    1,000          $  1,146.00      $        6.08
Hypothetical (5% return before expenses)    $    1,000          $  1,019.40      $        5.72

CLASS C
Actual                                      $    1,000          $  1,146.00      $        6.08
Hypothetical (5% return before expenses)    $    1,000          $  1,019.40      $        5.72

ADVISOR CLASS
Actual                                      $    1,000          $  1,149.70      $        2.59
Hypothetical (5% return before expenses)    $    1,000          $  1,022.66      $        2.43

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.58%; B: 1.13%; C: 1.13%; and Advisor:
      0.48%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

                             14 | Semiannual Report

Franklin California Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                  SIX MONTHS ENDED
                                 SEPTEMBER 30, 2009                              YEAR ENDED MARCH 31,
CLASS A                             (UNAUDITED)          2009            2008           2007             2006            2005
                                 --------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
 (for a share outstanding
   throughout the period)
Net asset value, beginning
   of period .................   $         6.42     $        6.99    $       7.35    $       7.26    $       7.27     $      7.32
                                 --------------------------------------------------------------------------------------------------
Income from investment
   operations(a):
   Net investment
    income(b) ................             0.17              0.33            0.33            0.33            0.33            0.34
   Net realized and
    unrealized
     gains (losses) ..........             0.77             (0.57)          (0.37)           0.10              --(c)        (0.04)
                                 --------------------------------------------------------------------------------------------------
Total from investment
   operations ................             0.94             (0.24)          (0.04)           0.43            0.33            0.30
                                 --------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .....            (0.17)            (0.33)          (0.32)          (0.33)          (0.33)          (0.34)
   Net realized gains ........               --                --              --           (0.01)          (0.01)          (0.01)
                                 --------------------------------------------------------------------------------------------------
Total distributions ..........            (0.17)            (0.33)          (0.32)          (0.34)          (0.34)          (0.35)
                                 --------------------------------------------------------------------------------------------------
Redemption fees(d) ...........               --                --(c)           --(c)           --(c)           --(c)           --(c)
                                 --------------------------------------------------------------------------------------------------
Net asset value, end of
  period .....................   $         7.19     $        6.42    $       6.99    $       7.35    $       7.26     $      7.27
                                 ==================================================================================================
Total return(e) ..............            14.89%            (3.56)%         (0.53)%          6.01%           4.64%           4.16%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .....................             0.58%             0.57%           0.57%           0.58%           0.58%           0.57%
Net investment income ........             4.96%             4.92%           4.53%           4.52%           4.55%           4.76%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ...................   $   13,156,108     $  11,631,656    $ 12,803,225    $ 12,949,083    $ 12,418,764     $12,270,603
Portfolio turnover rate ......             2.94%            11.01%          14.13%           8.02%           8.82%           8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

        Semiannual Report | The accompanying notes are an integral part
                      of these financial statements. | 15

Franklin California Tax-Free Income Fund

                                 SIX MONTHS ENDED
                                SEPTEMBER 30, 2009                         YEAR ENDED MARCH 31,
CLASS B                             (UNAUDITED)        2009           2008         2007           2006         2005
                                -------------------------------------------------------------------------------------------
PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ...............    $        6.41       $    6.98      $    7.34    $    7.26       $    7.26    $     7.31
                                -------------------------------------------------------------------------------------------
Income from investment
   operations(a):
   Net investment income(b)              0.15            0.29           0.29         0.29            0.29          0.30
   Net realized and
     unrealized gains
     (losses) ..............             0.77           (0.57)         (0.37)        0.09            0.01         (0.04)
                                -------------------------------------------------------------------------------------------
Total from investment
operations .................             0.92           (0.28)         (0.08)        0.38            0.30          0.26
                                -------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...            (0.15)          (0.29)         (0.28)       (0.29)          (0.29)        (0.30)

   Net realized gains ......               --              --             --        (0.01)          (0.01)        (0.01)
                                -------------------------------------------------------------------------------------------
Total distributions ........            (0.15)          (0.29)         (0.28)       (0.30)          (0.30)        (0.31)
                                -------------------------------------------------------------------------------------------

Redemption fees(c) .........               --              --(d)          --(d)        --(d)           --(d)         --(d)
                                -------------------------------------------------------------------------------------------
Net asset value, end of
   period ..................    $        7.18       $    6.41      $    6.98    $    7.34       $    7.26    $     7.26
                                ===========================================================================================

Total return(e) ............            14.60%          (4.12)%        (1.10)%       5.28%           4.20%         3.57%

RATIOS TO AVERAGE NET
   ASSETS(f)
Expenses ...................             1.13%           1.13%          1.13%        1.14%           1.14%         1.14%
Net investment income ......             4.41%           4.36%          3.97%        3.96%           3.99%         4.19%

SUPPLEMENTAL DATA
Net assets, end of period
  (000's) ..................    $     110,090       $ 135,450      $ 205,192    $ 289,147       $ 331,385    $  358,856
Portfolio turnover rate ....             2.94%          11.01%         14.13%        8.02%           8.82%         8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

            16 | The accompanying notes are an integral part of these
                    financial statements. | Semiannual Report

Franklin California Tax-Free Income Fund

                                     SIX MONTHS ENDED
                                    SEPTEMBER 30, 2009                      YEAR ENDED MARCH 31,
CLASS C                                (UNAUDITED)        2009          2008         2007           2006          2005
                                    -----------------------------------------------------------------------------------------
PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ...................    $         6.41      $    6.98    $    7.34    $    7.25      $    7.26    $       7.31
                                    -----------------------------------------------------------------------------------------
Income from investment
   operations(a):
   Net investment income(b) ....              0.15           0.29         0.29         0.29           0.29            0.30
   Net realized and
     unrealized gains
     (losses) ..................              0.77          (0.57)       (0.37)        0.10             --(c)        (0.04)
                                    -----------------------------------------------------------------------------------------
Total from investment
   operations ..................              0.92          (0.28)       (0.08)        0.39           0.29            0.26
                                    -----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .......             (0.15)         (0.29)       (0.28)       (0.29)         (0.29)          (0.30)
   Net realized gains ..........                --             --           --        (0.01)         (0.01)          (0.01)
                                    -----------------------------------------------------------------------------------------
Total distributions ............             (0.15)         (0.29)       (0.28)       (0.30)         (0.30)          (0.31)
                                    -----------------------------------------------------------------------------------------
Redemption fees(d) .............                --             --(c)        --(c)        --(c)          --(c)           --(c)
                                    -----------------------------------------------------------------------------------------
Net asset value, end of
   period ......................    $         7.18      $    6.41    $    6.98    $    7.34      $    7.25    $       7.26
                                    =========================================================================================
Total return(e) ................             14.60%         (4.11)%      (1.09)%       5.43%          4.06%           3.57%

RATIOS TO AVERAGE NET
   ASSETS(f)
Expenses .......................              1.13%          1.13%        1.13%        1.14%          1.14%           1.14%
Net investment income ..........              4.41%          4.36%        3.97%        3.96%          3.99%           4.19%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................    $    1,034,331      $ 819,803    $ 750,678    $ 631,184      $ 546,815    $    494,254
Portfolio turnover rate ........              2.94%         11.01%       14.13%        8.02%          8.82%           8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)    Ratios are annualized for periods less than one year.

       Semiannual Report | The accompanying notes are an integral part of
                        these financial statements. | 17

Franklin California Tax-Free Income Fund

                                    SIX MONTHS ENDED
                                   SEPTEMBER 30, 2009                        YEAR ENDED MARCH 31,
ADVISOR CLASS                         (UNAUDITED)         2009          2008          2007           2006          2005
                                   ------------------------------------------------------------------------------------------
PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ...................      $      6.41      $    6.98     $    7.34     $    7.25       $   7.26     $      7.31
                                   -------------------------------------------------------------------------------------------
Income from investment
   operations(a):
   Net investment income(b) ....             0.17           0.34          0.33          0.34           0.34            0.35
   Net realized and
     unrealized gains
     (losses) ..................             0.77          (0.58)        (0.36)         0.10             --(c)        (0.05)
                                   -------------------------------------------------------------------------------------------
Total from investment
   operations ..................             0.94          (0.24)        (0.03)         0.44           0.34            0.30
                                   -------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .......            (0.17)         (0.33)        (0.33)        (0.34)         (0.34)          (0.34)
   Net realized gains ..........               --             --            --         (0.01)         (0.01)          (0.01)
                                   -------------------------------------------------------------------------------------------
Total distributions ............            (0.17)         (0.33)        (0.33)        (0.35)         (0.35)          (0.35)
                                   -------------------------------------------------------------------------------------------
Redemption fees(d) .............               --             --(c)         --(c)         --(c)          --(c)           --(c)
                                   -------------------------------------------------------------------------------------------
Net asset value, end of
   period ......................      $      7.18      $    6.41     $    6.98     $    7.34       $   7.25     $      7.26
                                   ===========================================================================================

Total return(e) . ..............            14.97%         (3.49)%       (0.44)%        6.11%          4.73%           4.26%

RATIOS TO AVERAGE NET
   ASSETS(f)
Expenses .......................             0.48%          0.48%         0.48%         0.49%          0.49%           0.49%
Net investment income ..........             5.06%          5.01%         4.62%         4.61%          4.64%           4.84%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................      $   362,746      $ 223,502     $ 178,796     $ 122,456       $ 65,655     $    42,389
Portfolio turnover rate ........             2.94%         11.01%        14.13%         8.02%          8.82%           8.46%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e)   Total return is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

       18 | The accompanying notes are an integral part of these financial
                         statements. | Semiannual Report

Franklin California Tax-Free Income Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                          PRINCIPAL AMOUNT         VALUE
                                                                                          ----------------   -----------------
MUNICIPAL BONDS 96.1%
CALIFORNIA 87.8%
ABAG Finance Authority for Nonprofit Corps. COP,
     Butte Valley-Tulelake Rural Health, California Mortgage
      Insured, 6.65%, 10/01/22 ........................................................   $        700,000   $         700,259
     California Mortgage Insured, 6.125%, 3/01/21 .....................................          3,670,000           3,670,184
     Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ............................          6,000,000           6,048,540
     Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ............................         20,625,000          20,690,794
     Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 ............          4,930,000           4,929,951
     Lytton Gardens Inc., Refunding, California Mortgage Insured,  6.00%, 2/15/30 .....          5,000,000           5,014,300
     Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ....................          5,525,000           5,550,525
     Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 ...........          5,000,000           5,019,000
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto
 Gardens Apartments, Series A, 5.45%, 4/01/39  ........................................          5,500,000           5,049,330

ABAG Finance Authority for Nonprofit Corps. Revenue,
     San Diego Hospital Assn., Series A, 6.125%, 8/15/20 ..............................         23,525,000          24,011,262
     San Diego Hospital Assn., Series C, 5.375%, 3/01/21 ..............................          5,000,000           5,024,050
     San Diego Hospital Assn., Sharp Healthcare, 6.25%, 8/01/39 .......................         17,500,000          18,511,325
     St. Rose Hospital, Series A, California Mortgage Insured,
      6.00%, 5/15/29 ..................................................................          8,620,000           9,155,992
ABAG Revenue Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%,
     12/15/25 .........................................................................          1,250,000           1,250,850
ABAG Water and Wastewater Revenue, Pooled Financing Program,
 Refunding, Series A, FSA Insured, 5.30%, 10/01/21 ..........  ........................          5,450,000           5,451,853
Alameda Corridor Transportation Authority Revenue,
     AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/22 .................         81,685,000          66,614,117
     AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter,
      10/01/23 ........................................................................         70,015,000          56,463,597
     AMBAC Insured, zero cpn. to 10/01/12, 5.40% thereafter,
      10/01/24 ........................................................................         43,770,000          35,135,492
     AMBAC Insured, zero cpn. to 10/01/12, 5.45% thereafter,
      10/01/25 ........................................................................         32,960,000          26,282,963
     Refunding, AMBAC Insured, zero cpn., 10/01/29 ....................................         20,000,000           6,052,400
     Refunding, AMBAC Insured, zero cpn., 10/01/30 ....................................         41,665,000          11,684,949
     senior lien, Series A, NATL Insured, 5.00%, 10/01/29 .............................         24,490,000          24,664,859
Alameda County COP, Alameda County Medical Center Project, NATL
 Insured, ETM,
     5.00%, 6/01/23 ...................................................................         19,195,000          19,344,913
     5.30%, 6/01/26 ...................................................................          7,000,000           7,021,420
     5.00%, 6/01/28 ...................................................................          8,925,000           8,994,704
Alhambra USD, GO, Election of 2004, Series A, FGIC Insured,
 5.00%, 8/01/29 .......................................................................         13,025,000          13,374,591
Alvord USD, GO, Election of 2007, Series A, FSA Insured, 5.00%,
 8/01/32 ..............................................................................         11,625,000          12,268,909
Anaheim PFA Lease Revenue, Capital Appreciation, Public
 Improvements Project, Series C,
   FSA Insured, zero cpn.,
     9/01/24 ..........................................................................         26,855,000          11,619,890
     9/01/26 ..........................................................................         29,430,000          11,012,412
     9/01/27 ..........................................................................         22,860,000           7,931,506
     9/01/28 ..........................................................................         14,425,000           4,597,969
     9/01/29 ..........................................................................         24,810,000           7,273,796
     9/01/32 ..........................................................................         13,665,000           3,213,598
     9/01/33 ..........................................................................         37,070,000           8,033,810
     9/01/34 ..........................................................................         24,970,000           5,027,460
     3/01/37 ..........................................................................         16,080,000           2,741,801
Anaheim PFAR, Distribution System, second lien, NATL Insured, 5.00%,
     10/01/29 .........................................................................          4,325,000           4,485,155
     10/01/34 .........................................................................          5,500,000           5,633,980
Anaheim UHSD, GO, Capital Appreciation, Series A, FSA Insured,
 zero cpn., 8/01/26 ...................................................................          8,570,000           3,445,911

                             Semiannual Report | 19

Franklin California Tax-Free Income Fund

                                                                        PRINCIPAL AMOUNT         VALUE
                                                                        ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Antelope Valley Community College District GO, Election of 2004,
 Series B, NATL Insured, 5.25%, 8/01/39 .............................   $     14,900,000   $      15,810,539
Azusa RDA Tax Allocation, Series B, 7.00%, 8/01/38 ..................          8,420,000           9,225,794
Bakersfield City School District GO, Series A, FSA Insured,
 5.00%, 11/01/31 ....................................................          8,390,000           8,916,305
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%,
 8/01/19 ............................................................          4,325,000           4,327,682
Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA
 Insured, zero cpn., 8/01/36 ........................................         11,410,000           2,255,072
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay
 Area, Refunding,
     Series F, 5.00%, 4/01/31 .......................................         11,255,000          11,905,764
     Series F1, 5.00%, 4/01/39 ......................................         81,800,000          87,214,342
     Series F1, 5.50%, 4/01/43 ......................................         18,000,000          19,859,040
     Series F1, 5.125%, 4/01/47 .....................................         53,585,000          57,211,633
Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34 .............          5,195,000           5,216,715
Belmont-Redwood Shores School District GO, Election of 2005,
 Series A, FSA Insured, 5.00%, 8/01/32 ..............................         10,000,000          10,446,700
Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30 ...          8,590,000           9,123,439
Bonita USD, GO, Election of 2004, Series A, NATL Insured, 5.00%,
 8/01/27 ............................................................          5,100,000           5,376,267
Brentwood 1915 Act Revenue, Infrastructure Financing,
 Reassessment, Refunding, Series A, FSA Insured, 5.80%, 9/02/17 .....          5,085,000           5,086,729
Byron USD, GO, Series A, FGIC Insured, 5.00%, 8/01/31 ...............          5,145,000           5,331,043
Calexico USD, GO, NATL Insured, Pre-Refunded, 5.25%, 8/01/33 ........          4,285,000           5,027,548
California Counties Lease Financing Authority COP, CSAC Financing ...
 Corp., Amador County Project, ETM, 7.70%, 10/01/09 .................            375,000             375,000
California County Tobacco Securitization Agency Tobacco Revenue,
     Asset-Backed, Alameda County, 5.875%, 6/01/35 ..................          7,500,000           7,006,200
     Asset-Backed, Golden Gate Corp., Series A, Pre-Refunded,
      6.00%, 6/01/43 ................................................         10,000,000          11,284,400
     Asset-Backed, Kern County Corp., Series A, 6.125%, 6/01/43 .....         28,135,000          25,293,928
     Asset-Backed, Kern County Corp., Series B, 6.25%, 6/01/37  .....         19,460,000          18,837,085
     Asset-Backed, Merced Funding Corp., Series A, Pre-Refunded,
      5.875%, 6/01/43 ...............................................         10,235,000          11,544,978
     Asset-Backed, Sonoma County Corp., Series A, Pre-Refunded,
      5.875%, 6/01/43 ...............................................         30,000,000          33,839,700
     Asset-Backed, Stanislaus Funding, Series A, 5.875%, 6/01/43 ....          8,690,000           7,529,798
     Tobacco Settlement Asset-Backed, Gold Country Settlement
     Funding Corp., Pre-Refunded, 6.00%, 6/01/38 ....................         10,000,000          11,326,700
California Educational Facilities Authority Revenue,
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/32 ...........................................          8,435,000           1,953,883
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/33 ...........................................          8,435,000           1,831,998
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/34 ............................................         8,435,000           1,717,619
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/35 ...........................................          8,435,000           1,610,410
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/36 ............................................         8,435,000           1,509,865
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/37 ...........................................          8,435,000           1,244,416
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/37 ...........................................          8,435,000           1,415,646
     Loyola Marymount University, NATL Insured, Pre-Refunded,
      zero cpn., 10/01/38 ...........................................          8,435,000           1,327,247
     Loyola Marymount University, Refunding, NATL Insured, zero
      cpn., 10/01/26 ................................................          7,620,000           3,041,371
     Loyola Marymount University, Refunding, NATL Insured, zero
      cpn., 10/01/27 ................................................          7,365,000           2,746,188
     Loyola Marymount University, Refunding, NATL Insured, zero
      cpn., 10/01/28 ................................................          4,120,000           1,432,895
     Loyola Marymount University, Refunding, NATL Insured, zero
      cpn., 10/01/30 ................................................          5,685,000           1,712,208
     Loyola Marymount University, Refunding, NATL Insured, zero
      cpn., 10/01/31 ................................................          7,615,000           2,129,382
     Loyola Marymount University, Refunding, NATL Insured, zero
      cpn., 10/01/32 ................................................          7,615,000           1,982,718

                             20 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                        PRINCIPAL AMOUNT         VALUE
                                                                        ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Educational Facilities Authority Revenue, (continued)
   Occidental College, Refunding, Series A, NATL Insured, 5.00%,
    10/01/36 ........................................................   $      7,275,000   $       7,448,727
   Pepperdine University, Refunding, Series A, AMBAC Insured,
    5.00%, 12/01/35 .................................................          7,720,000           7,912,537
   Pooled College and University, Series B, Pre-Refunded, 6.75%,
    6/01/30 .........................................................         11,495,000          12,079,061
   Santa Clara University, Refunding, AMBAC Insured, zero cpn.,
    9/01/26 .........................................................          5,800,000           2,657,676
   Stanford University, Refunding, Series O, 5.125%, 1/01/31 ........         15,750,000          15,752,205
California Health Facilities Financing Authority Revenue,
    Adventist Health System West, Series A, 5.75%, 9/01/39 ..........         18,000,000          18,687,240
   Casa Colina, 6.125%, 4/01/32 .....................................         10,300,000          10,256,328
   Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/18 ....         24,900,000          25,009,311
   Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ....        117,175,000         117,170,313
   Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/34 ....         10,000,000          10,373,700
   Catholic Healthcare West, Refunding, Series A, NATL Insured,
    5.75%, 7/01/15  .................................................         12,500,000          12,519,375
   Catholic Healthcare West, Refunding, Series A, NATL Insured,
    5.00%, 7/01/17  .................................................          3,390,000           3,390,102
   Catholic Healthcare West, Refunding, Series A, NATL Insured,
    5.125%, 7/01/24 .................................................          7,825,000           7,830,164
   Catholic Healthcare West, Series G, 5.25%, 7/01/23 ...............          3,000,000           3,066,600
   Cedars-Sinai Medical Center, Series A, NATL Insured, 5.125%,
    8/01/17 .........................................................          8,355,000           8,379,397
   Cedars-Sinai Medical Center, Series B, NATL Insured, 5.25%,
    8/01/27  ........................................................         52,500,000          52,528,875
   Children's Hospital of Orange County, Series A, 6.50%, 11/01/24 ..         10,500,000          11,672,430
   Children's Hospital of Orange County, Series A, 6.25%, 11/01/29 ..         13,870,000          14,809,415
   County Program, Series B, 7.20%, 1/01/12 .........................          1,715,000           1,715,103
   Families First, Refunding, Series A, California Mortgage
    Insured, 6.00%, 12/01/25 ........................................          9,500,000           9,611,055
   Feedback Foundation Inc., Series A, California Mortgage
    Insured, 6.50%, 12/01/22 ........................................          1,340,000           1,343,846
   Health Facility, Valleycare, Series A, California Mortgage
    Insured, Pre-Refunded, 5.25%, 5/01/22 ...........................          5,000,000           5,520,750
   Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ........         64,530,000          51,905,351
   Insured Health Facility, Help Group, Series A, California
    Mortgage Insured, 6.10%, 8/01/25 ................................         12,905,000          13,041,793
   Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 .................         46,000,000          46,164,680
   Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/20 ....         32,295,000          32,708,376
   Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/24 ....        136,775,000         138,045,640
   Kaiser Permanente, Series A, zero cpn., 10/01/11 .................         13,970,000          13,110,007
   Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ................          7,515,000           7,619,834
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ................         38,260,000          38,516,342
   Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ................         38,020,000          38,274,734
   Kaiser Permanente, Series B, ETM, 5.40%, 5/01/28 .................         80,000,000          80,286,400
   Lucile Salter Packard Hospital, Series C, AMBAC Insured,
    5.00%, 8/15/26 ..................................................          6,000,000           6,173,460
   Marshall Hospital, Refunding, Series A, California Mortgage
    Insured, 5.30%, 11/01/28 ........................................          4,920,000           4,920,492
   Northern California Presbyterian, Refunding, 5.40%, 7/01/28 ......          6,340,000           5,914,776
   Paradise Valley Estates, Refunding, California Mortgage
    Insured, 5.125%, 1/01/22 ........................................          6,610,000           6,772,804
   Paradise Valley Estates, Refunding, California Mortgage
    Insured, 5.25%, 1/01/26 .........................................          5,000,000           5,114,500
   Pomona Valley Hospital, Refunding, Series A, NATL Insured,
    5.625%, 7/01/19 .................................................          8,500,000           8,499,490
   Providence Health and Services, Series C, 6.25%, 10/01/28 ........          4,000,000           4,509,680
   Providence Health and Services, Series C, 6.50%, 10/01/38 ........          6,500,000           7,380,360
   Small Facilities Program, Refunding, Series A, California
    Mortgage Insured, 5.00%, 4/01/25 ................................         10,915,000          11,151,201
   Southern California, Series A, California Mortgage Insured,
    5.50%, 12/01/22 .................................................          2,940,000           2,940,000

                             Semiannual Report | 21

Franklin California Tax-Free Income Fund

                                                                        PRINCIPAL AMOUNT         VALUE
                                                                        ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Health Facilities Financing Authority Revenue, (continued)
   Sutter Health, Refunding, Series A, FSA Insured, 5.25%,
      8/15/27 ........................................................  $      1,815,000   $       1,815,109
   Sutter Health, Refunding, Series A, NATL Insured, 5.35%,
      8/15/28 ........................................................         6,170,000           6,221,705
   Sutter Health, Series A, 5.00%, 8/15/38 ...........................        35,300,000          35,350,479
   Sutter Health, Series A, 5.00%, 11/15/42  .........................        40,000,000          39,871,200
   Sutter Health, Series A, 5.25%, 11/15/46  .........................        75,390,000          76,367,054
   Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ..............        61,000,000          64,138,450
   Sutter Health, Series A, NATL Insured, 5.375%, 8/15/30 ............        10,600,000          10,641,234
   The Episcopal Home, California Mortgage Insured, 5.30%,
      2/01/32 ........................................................        28,150,000          28,367,599
   The Help Group, Refunding, California Mortgage Insured,
      5.40%, 8/01/22 .................................................         7,035,000           7,053,221
   University of California San Francisco-Stanford Health
      Care, Refunding, Series B, AMBAC Insured, 5.00%, 11/15/28 ......        25,000,000          25,157,500
   University of California San Francisco-Stanford Health
      Care, Refunding, Series B, FSA Insured, 5.00%, 11/15/31 ........        26,920,000          27,164,164
California HFAR,
   Class 1, Series B-1, AMBAC Insured, 5.65%, 8/01/28 ................         1,580,000           1,547,610
   Home Mortgage, Capital Appreciation, Series A, zero cpn.,
      8/01/16 ........................................................           470,000             241,491
   Home Mortgage, Series K, 4.75%, 8/01/36 ...........................         5,000,000           4,136,700
   Home Mortgage, Series N, AMBAC Insured, zero cpn. to
      2/01/10, 6.30% thereafter, 8/01/31 .............................         2,605,000           2,566,290
   MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ..................         1,235,000           1,238,841
   MFHR III, Series B, NATL Insured, 5.50%, 8/01/39 ..................        11,950,000          11,056,976
California Infrastructure and Economic Development Bank Revenue,
   Bay Area Toll Bridges, first lien, Series A, AMBAC
      Insured, Pre-Refunded, 5.00%, 7/01/33 ..........................         5,000,000           6,012,500
   Bay Area Toll Bridges, first lien, Series A, FGIC
   Insured, Pre-Refunded, 5.00%, 7/01/29 .............................        50,985,000          61,373,194
   Kaiser Hospital Assistance I LLC, Series B, 5.50%,
      8/01/31  .......................................................        10,000,000          10,095,100
   Kaiser Hospital Assistance II LLC, Series A, 5.55%,
      8/01/31  .......................................................        34,000,000          34,676,260
California Municipal Finance Authority COP,
 (a)5.375%, 2/01/29 ..................................................        10,000,000           9,935,000
 (a)5.50%, 2/01/39 ...................................................        13,250,000          13,268,020
   Community Hospitals of Central California, 5.25%, 2/01/37 .........        37,100,000          35,641,599
   Community Hospitals of Central California, 5.25%, 2/01/46 .........        90,650,000          84,154,021
California PCFA, PCR,
   Pacific Gas and Electric Co., Refunding, Series A, NATL
   Insured, 5.35%, 12/01/16 ..........................................        31,500,000          32,572,575
   San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ..........        32,535,000          32,589,008
California Resource Efficiency Financing Authority COP, Capital
Improvements Program, AMBAC Insured,
   5.625%, 4/01/22 ...................................................           325,000             325,143
   5.75%, 4/01/27 ....................................................           475,000             475,138
California State Department of Veteran Affairs Home Purchase
Revenue,
   Series A, 5.20%, 12/01/27 .........................................        17,110,000          17,118,213
   Series B, 5.20%, 12/01/28 .........................................         3,620,000           3,619,819
California State Department of Water Resources Central Valley
Project Revenue, Water System,
   Refunding, Series S, 5.00%, 12/01/29 ..............................        24,085,000          24,103,064
   Refunding, Series Y, FGIC Insured, 5.00%, 12/01/25 ................        19,725,000          21,293,532
   Series Y, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 .............           275,000             312,683

                              22| Semiannual Report

Franklin California Tax-Free Income Fund

                                                                        PRINCIPAL AMOUNT         VALUE
                                                                        ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California State Department of Water Resources Power Supply
Revenue, Series A,
   Pre-Refunded,
     5.25%, 5/01/20 .................................................   $     40,000,000   $      44,772,400
     5.375%, 5/01/21 ................................................         22,000,000          24,694,560
     5.375%, 5/01/22 ................................................         34,020,000          38,186,770
California State GO,
     6.00%, 5/01/24 .................................................          2,565,000           2,571,413
     5.125%, 4/01/25 ................................................          3,500,000           3,642,800
     5.20%, 4/01/26 .................................................         13,500,000          14,035,815
     5.25%, 4/01/27 .................................................              5,000               5,190
     5.25%, 4/01/34 .................................................             20,000              20,424
     5.00%, 8/01/34 .................................................         48,000,000          48,268,800
     AMBAC Insured, 5.90%, 3/01/25 ..................................            210,000             210,057
     AMBAC Insured, 5.00%, 4/01/31 ..................................             20,000              20,176
     AMBAC Insured, Pre-Refunded, 5.00%, 4/01/31 ....................         29,980,000          34,744,721
     FGIC Insured, 6.00%, 8/01/19 ...................................            905,000             908,276
     FGIC Insured, 5.625%, 10/01/26 .................................          6,345,000           6,348,680
     FSA Insured, 5.50%, 4/01/19 ....................................            540,000             549,256
     FSA Insured, 5.50%, 3/01/20 ....................................            415,000             415,465
     NATL Insured, 6.00%, 8/01/24 ...................................            990,000             993,584
     Pre-Refunded, 5.25%, 10/01/23 ..................................          7,720,000           8,075,738
     Pre-Refunded, 5.25%, 10/01/23 ..................................          1,530,000           1,604,419
     Pre-Refunded, 5.25%, 4/01/27 ...................................          4,995,000           5,843,101
     Pre-Refunded, 5.00%, 2/01/29 ...................................         13,000,000          14,259,960
     Pre-Refunded, 5.25%, 2/01/29 ...................................            310,000             341,825
     Pre-Refunded, 5.25%, 4/01/29 ...................................          5,580,000           6,527,428
     Pre-Refunded, 5.25%, 2/01/30 ...................................            140,000             154,372
     Pre-Refunded, 5.25%, 4/01/32 ...................................          9,835,000          10,916,555
     Pre-Refunded, 5.25%, 4/01/34 ...................................         19,980,000          23,372,404
     Refunding, 5.625%, 9/01/24 .....................................            255,000             257,438
     Refunding, 5.25%, 2/01/29 ......................................         24,000,000          24,607,680
     Refunding, 5.25%, 2/01/29 ......................................          9,690,000           9,865,001
     Refunding, 5.25%, 2/01/30 ......................................         29,860,000          30,313,573
     Refunding, 5.25%, 4/01/32 ......................................            165,000             167,185
     Refunding, Series BR, 5.30%, 12/01/29...........................         13,000,000          12,455,690
     Various Purpose, 5.125%, 4/01/24 ...............................          7,500,000           7,837,275
     Various Purpose, 5.25%, 12/01/26 ...............................            145,000             151,245
     Various Purpose, 6.00%, 4/01/38, 6.00%, 4/01/38 ................         10,000,000          10,977,900
     Various Purpose, Pre-Refunded, 5.25%, 12/01/26 .................         12,770,000          14,940,389
     Various Purpose, Refunding, 5.00%, 6/01/32 .....................         26,000,000          26,195,780
     Various Purpose, Refunding, 5.25%, 3/01/38, 5.25%, 3/01/38 .....         60,045,000          61,227,286
     Various Purpose, Refunding, FSA Insured, 5.00%, 6/01/32 ........         20,000,000          20,278,000
     Various Purpose, Refunding, NATL Insured, 5.00%, 6/01/37 .......         17,000,000          17,052,530
California State Local Government Finance Authority Revenue,
   Marin Valley Mobile, Series A, FSA Insured, 5.85%, 10/01/27 ......          5,955,000           5,959,943
California State Public Works Board Lease Revenue,
     California Science Center, Series A, 5.25%, 10/01/22 ...........          8,645,000           8,595,723
     Department of Corrections, Series C, 5.00%, 6/01/24 ............         12,225,000          12,375,001

                             Semiannual Report | 23

Franklin California Tax-Free Income Fund

                                                                          PRINCIPAL AMOUNT         VALUE
                                                                          ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California State Public Works Board Lease Revenue, (continued)
   Department of Corrections, Series C, 5.00%, 6/01/25 ................   $      4,810,000   $       4,841,938
   Department of Corrections, Series C, 5.25%, 6/01/28 ................         25,475,000          25,671,667
   Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25 ....         12,000,000          12,088,320
   Department of Mental Health, Coalinga, Series A, 5.125%,
     6/01/29 ..........................................................         56,500,000          56,184,730
   Trustees of California State University, Refunding, Series A,
     5.00%, 10/01/19 ..................................................          7,500,000           7,511,250
   Various California Community Colleges Projects, Refunding,
     Series A, 5.90%, 4/01/17 .........................................          8,320,000           8,333,645
California State University Revenue, Systemwide,
   Refunding, Series A, FSA Insured, 5.00%, 11/01/34 ..................          5,000,000           5,154,200
   Refunding, Series C, NATL Insured, 5.00%, 11/01/30 .................         15,490,000          16,189,838
   Series A, AMBAC Insured, 5.00%, 11/01/35 ...........................         15,925,000          16,408,005
   Series A, FSA Insured, 5.00%, 11/01/29 .............................         10,000,000          10,447,800
California Statewide CDA,
   Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia
     Court, Series A, Radian Insured, 4.60%, 2/01/37 ..................          5,010,000           4,214,512
   COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 ........          7,990,000           8,425,775
   COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ..............         37,685,000          34,632,138
   COP, NATL Insured, 5.00%, 4/01/18 ..................................          7,000,000           6,792,730
   COP, NATL Insured, 5.125%, 4/01/23 .................................          6,000,000           5,561,340
   COP, Refunding, FSA Insured, 5.50%, 8/15/31 ........................          9,000,000           9,169,380
   COP, The Internext Group, 5.375%, 4/01/17 ..........................          7,900,000           7,937,446
   COP, The Internext Group, 5.375%, 4/01/30 ..........................         67,480,000          62,244,902
   MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%,
     3/20/39 ..........................................................          7,055,000           7,367,819
California Statewide CDA Revenue, 5.50%, 10/01/33 .....................         45,465,000          45,894,644
   Catholic Healthcare West, Refunding, Series L, Assured
    Guaranty, 5.25%, 7/01/41 ..........................................         13,000,000          13,433,550
   Catholic Healthcare West, Series A, 5.50%, 7/01/30 .................         10,000,000          10,414,500
   Catholic Healthcare West, Series E, 5.50%, 7/01/31 .................         15,000,000          15,621,750
   CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.50%,
     5/15/26 ..........................................................          9,500,000           9,570,680
   CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%,
     5/15/40 ..........................................................         59,000,000          59,034,810
   Daughters of Charity Health, Refunding, Series A, 5.25%,
     7/01/24 ..........................................................          6,000,000           5,778,960
   Daughters of Charity Health, Refunding, Series A, 5.25%,
     7/01/30 ..........................................................          5,000,000           4,535,900
   Daughters of Charity Health, Refunding, Series A, 5.25%,
     7/01/35 ..........................................................         13,900,000          12,390,738
   Daughters of Charity Health, Refunding, Series A, 5.00%,
     7/01/39 ..........................................................         29,980,000          25,368,177
   Daughters of Charity Health, Refunding, Series H, 5.25%,
     7/01/25 ..........................................................          3,715,000           3,517,585
   East Campus Apartments LLC, Series A, ACA Insured, 5.50%,
     8/01/22 ..........................................................         11,000,000          10,069,730
   East Campus Apartments LLC, Series A, ACA Insured, 5.625%,
     8/01/34 ..........................................................         25,000,000          20,798,250
   Enloe Medical Center, California Mortgage Insured, 6.25%,
     8/15/33 ..........................................................         20,000,000          22,071,800
   Enloe Medical Center, California Mortgage Insured, 5.75%,
     8/15/38 ..........................................................         36,500,000          38,411,140
   Health Facility, Adventist Health, Series A, 5.00%, 3/01/30 ........          6,300,000           6,220,368
   Health Facility, Los Angeles Jewish Home for the Aging,
     California Mortgage Insured, 5.50%, 11/15/33 .....................         19,400,000          19,929,232
   Henry Mayo Newhall Memorial Hospital, California Mortgage
     Insured, 5.00%, 10/01/37 .........................................          5,000,000           4,889,400
   Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27 ............         22,000,000          21,819,600
   Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35 ............         50,000,000          48,037,500
   Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33 .............         24,590,000          23,679,924
   Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%,
     4/01/31 ..........................................................         10,000,000          10,688,300

                              24| Semiannual Report

Franklin California Tax-Free Income Fund

                                                                        PRINCIPAL AMOUNT        VALUE
                                                                        ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
California Statewide CDA Revenue, (continued)
     Kaiser Permanente, Series A, 5.50%, 11/01/32 ...................   $     27,000,000   $      27,203,310
     Kaiser Permanente, Series B, 5.00%, 3/01/41 ....................         39,980,000          39,979,600
     Kaiser Permanente, Series B, 5.25%, 3/01/45 ....................        177,235,000         179,767,688
     Lodi Memorial Hospital, Series A, California Mortgage
        Insured, 5.00%, 12/01/37 ....................................         20,000,000          19,555,200
     Los Angeles Orthopedic Hospital Foundation, AMBAC Insured,
        5.75%, 6/01/30 ..............................................         10,000,000           9,751,500
     Methodist Hospital of Southern California Project, FHA
        Insured, 6.25%, 8/01/24 .....................................         14,270,000          16,197,449
     Methodist Hospital of Southern California Project, FHA
        Insured, 6.625%, 8/01/29 ....................................         22,500,000          25,798,050
     Methodist Hospital of Southern California Project, FHA
        Insured, 6.75%, 2/01/38 .....................................         22,000,000          25,122,680
     Mission Community, California Mortgage Insured, 5.375%,
        11/01/21 ....................................................          7,670,000           7,829,152
     Mission Community, California Mortgage Insured, 5.375%,
        11/01/26 ....................................................          9,755,000           9,925,615
     Refunding, California Mortgage Insured, 5.50%, 1/01/28 .........          3,615,000           3,718,172
     Series B, 5.625%, 8/15/42 ......................................         51,000,000          51,809,370
     St. Joseph Health System, Series B, FGIC Insured, 5.75%,
        7/01/47 .....................................................         30,275,000          31,776,640
     St. Joseph Health System, Series E, FSA Insured, 5.25%,
         7/01/47 ....................................................         15,300,000          16,041,591
     Stovehaven Apartments Project, Series A, ACA Insured,
        5.875%, 7/01/32 .............................................          4,945,000           3,702,668
     Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ............        103,300,000         102,800,028
     Sutter Health, Series B, 5.25%, 11/15/48 .......................         15,000,000          15,196,050
     Sutter Health, Series C, 5.00%, 11/15/38 .......................         23,925,000          23,958,495
California Statewide CDA Revenue COP,
     Capital Appreciation, Hospital, Triad Health Care,
       California Mortgage Insured, ETM,
       zero cpn., 8/01/10 ...........................................          6,745,000           6,692,659
     Capital Appreciation, Hospital, Triad Health Care,
       California Mortgage Insured, ETM, zero cpn., 8/01/11 ..........         3,115,000           3,048,370
     CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC
       Insured, Pre-Refunded, 5.75%, 10/01/25 ........................        24,545,000          29,515,853
     Southern California Development Corp., California Mortgage
       Insured, 6.10%, 12/01/15 ......................................         1,700,000           1,700,306
California Statewide CDA Water and Wastewater Revenue, Pooled
  Financing Program,
     Series A, FSA Insured, 5.25%, 10/01/24 .........................          3,925,000           4,264,787
     Series A, FSA Insured, 5.00%, 10/01/29 .........................          1,095,000           1,153,878
     Series A, FSA Insured, Pre-Refunded, 5.25%, 10/01/24 ...........          1,075,000           1,256,170
     Series A, FSA Insured, Pre-Refunded, 5.00%, 10/01/29 ...........          1,905,000           2,207,533
     Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ...........          1,515,000           1,545,300
California Valley HFAR, Home Mortgage, NATL Insured, 5.65%,
  2/01/27 ...........................................................          4,795,000           4,800,562
Camarillo Community Development Commission Tax Allocation,
  Camarillo Corridor Project,
   Refunding, AMBAC Insured, 5.00%, 9/01/36 .........................          7,800,000           5,966,922
Campbell RDA Tax Allocation, Central Campbell Redevelopment
  Project, Series A, 6.00%, 10/01/33 ................................          5,000,000           4,733,000
Campbell USD,
     GO, Series A, FGIC Insured, 5.00%, 8/01/28 .....................          5,205,000           5,644,406
     GO, Series E, FSA Insured, 5.00%, 8/01/29 ......................          6,260,000           6,708,404
     Series B, FGIC Insured, zero cpn., 8/01/20 .....................          5,000,000           3,030,700
     Series B, FGIC Insured, zero cpn., 8/01/21 .....................          6,280,000           3,584,436
Capistrano University School CFD Special Tax, Number 90-2 Talega,
     5.875%, 9/01/33 ................................................          5,765,000           5,767,594
     6.00%, 9/01/33 .................................................          7,100,000           7,133,796
Carlsbad USD, GO, zero cpn. to 5/01/19, 6.00% thereafter, 5/01/34 ...         14,000,000           8,743,280

                             Semiannual Report | 25

Franklin California Tax-Free Income Fund

                                                                        PRINCIPAL AMOUNT         VALUE
                                                                        ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Centinela Valley UHSD, GO, Refunding, Series A, NATL Insured,
   5.50%, 8/01/33 ...................................................   $     15,630,000   $      16,597,028
Central California Joint Powers Health Financing Authority COP,
Community Hospitals of Central California, Pre-Refunded,
     6.00%, 2/01/20 .................................................          3,950,000           4,061,904
     5.625%, 2/01/21 ................................................          6,750,000           7,268,602
     6.00%, 2/01/30 .................................................         19,960,000          20,525,467
     5.75%, 2/01/31 .................................................         18,070,000          19,487,953
Cerritos Community College District GO, Election of 2004, Series
   B, NATL Insured, 5.00%, 8/01/31 ..................................         16,580,000          17,429,062
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding,
   Series A, AMBAC Insured, 5.00%, 11/01/22 .........................          6,675,000           6,549,243
Chabot-Las Positas Community College District GO,
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero
        cpn., 8/01/38 ...............................................         52,010,000           8,343,444
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero
        cpn., 8/01/39 ...............................................         54,045,000           8,092,158
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero
        cpn., 8/01/40 ...............................................         56,165,000           7,985,540
     Capital Appreciation Bonds, Series C, AMBAC Insured, zero
        cpn., 8/01/41 ...............................................         58,365,000           7,693,674
     Election of 2004, Series B, AMBAC Insured, 5.00%, 8/01/31 ......         11,500,000          12,158,950
        Series B, AMBAC Insured, 5.00%, 8/01/30 .....................         17,330,000          18,301,866
Chaffey UHSD, GO,
     Series B, 5.00%, 8/01/25 .......................................          6,510,000           6,656,735
     Series C, FSA Insured, 5.00%, 5/01/27 ..........................          6,980,000           7,306,106
Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment
   Project, AMBAC Insured, 5.00%, 4/01/32 ...........................          5,000,000           4,649,400
Chino Valley USD, GO, Election of 2002, Series D, FGIC Insured,
   5.00%, 8/01/31 ...................................................         23,825,000          24,829,224
Chula Vista COP, Cops Phase I, NATL Insured, 5.00%, 3/01/34 .........         10,360,000          10,670,593
Chula Vista IDR,
     San Diego Gas and Electric Co., Refunding, Series A, 5.875%,
     2/15/34 ........................................................         17,500,000          18,618,775
     San Diego Gas and Electric Co., Series A, 5.30%, 7/01/21 .......          8,500,000           9,235,250
     San Diego Gas and Electric Co., Series B, 5.50%, 12/01/21 ......         14,000,000          14,665,700
Claremont RDA Tax Allocation, Consolidated Redevelopment Project,
   Refunding, 5.50%, 8/01/23 ........................................          4,950,000           4,916,488
Colton Joint USD, GO, Election of 2001, Series B, FGIC Insured,
   5.00%, 8/01/27 ...................................................          7,000,000           7,116,410
Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 .....          1,210,000           1,210,605
Commerce Joint Powers Financing Authority Revenue, Redevelopment
   Projects, Series B, Radian Insured, 5.125%, 8/01/35 ..............          7,870,000           6,472,839
Compton Sewer Revenue, 6.00%, 9/01/39 ...............................         11,775,000          12,524,479
Compton USD, GO, AMBAC Insured, 5.00%, 6/01/29  .....................          5,660,000           5,797,991
Contra Costa Community College District GO, Election of 2002,
   FGIC Insured, 5.00%, 8/01/26 .....................................         11,700,000          12,302,316
Contra Costa County COP, Merrithew Memorial Hospital Project,
   ETM, zero cpn.,    11/01/15 ......................................          6,810,000           5,962,768
Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded,
   zero cpn., 9/01/17 ...............................................          7,700,000           3,317,314
Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded,
   zero cpn., 9/01/17 ...............................................          6,275,000           2,846,779
Corcoran Hospital District Revenue, Series A, California Mortgage
   Insured, 6.55%, 7/01/12 ..........................................            385,000             385,073
Corona COP, Corona Community Hospital Project, Pre-Refunded,
   9.425%, 9/01/20 ..................................................         13,300,000          14,067,144
Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.40%,
   9/01/35 ..........................................................          7,140,000           6,005,383

                              26 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                        PRINCIPAL AMOUNT         VALUE
                                                                        ----------------   -----------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Coronado CDA Tax Allocation, Coronado Community Development
   Project, Refunding, NATL Insured, 5.00%, 9/01/34 .................   $      6,115,000   $       5,661,634
Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27 .....          6,365,000           6,713,675
Daly City Housing Development Finance Agency Mobile Home Park
   Revenue, Senior Franciscan Mobile Park, Refunding, Series A, 5.00%,
   12/15/47 .........................................................         20,645,000          17,269,130
Delano UHSD, GO,
     Election of 2005, Series A, XLCA Insured, 5.00%, 8/01/31 .......          5,160,000           5,225,068
     Refunding, Series A, NATL Insured, 5.15%, 2/01/32 ..............          8,520,000           8,428,410
Desert Community College District GO, Capital Appreciation Bonds,
   Series C, FSA Insured, zero cpn., 8/01/46 ........................        396,230,000          41,984,531
Desert Sands USD, GO, Election of 2001, FSA Insured,
   Pre-Refunded, 5.00%, 6/01/29 .....................................         16,425,000          19,032,469
Downey USD, GO, Election of 2002, Series C, FSA Insured,
   Pre-Refunded, 5.00%, 2/01/30 .....................................          4,860,000           5,575,489
Duarte COP, Refunding, Series A, 5.25%,
     4/01/19 ........................................................          5,000,000           5,040,650
     4/01/24 ........................................................          5,000,000           5,009,900
     4/01/31 ........................................................         12,500,000          11,982,000
East Bay MUD Water System Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 6/01/37 ..............         99,545,000         106,727,172
     Series A, NATL Insured, 5.00%, 6/01/28 .........................          7,000,000           7,519,330
     Series A, NATL Insured, 5.00%, 6/01/29 .........................         27,495,000          29,418,550
     Series A, NATL Insured, 5.00%, 6/01/30 .........................         15,000,000          16,025,700
     Series A, NATL Insured, 5.00%, 6/01/35 .........................         27,505,000          29,054,357
East Side UHSD Santa Clara County GO, Series F, FSA Insured,
   5.00%, 8/01/35 ...................................................         19,000,000          19,630,420
Eastern Municipal Water District Water and Sewer Revenue COP,
   Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/30 .............         21,370,000          23,017,200
El Centro Financing Authority Hospital Revenue, El Centro
   Regional Medical Center Project, California Mortgage Insured,
   5.25%, 3/01/26 ...................................................          8,500,000           8,530,345
El Dorado County Special Tax, CFD No. 1992-1,
     5.875%, 9/01/24 ................................................          4,475,000           4,063,345
     6.00%, 9/01/31 .................................................          8,850,000           7,731,360
     Refunding, 6.25%, 9/01/29 ......................................         19,750,000          17,589,350
El Rancho USD, GO, Election of 2003, Series A, FGIC Insured,
   5.00%, 8/01/28 ...................................................          5,635,000           5,774,354
Elk Grove USD, Special Tax, Capital Appreciation,
   CFD 1, NATL Insured, zero cpn.,
     12/01/19 .......................................................          2,775,000           1,655,759
     12/01/20 .......................................................          2,765,000           1,552,741
     12/01/21 .......................................................          4,195,000           2,158,957
     12/01/22 .......................................................          4,195,000           2,036,337
     12/01/23 .......................................................          4,195,000           1,916,863
     12/01/24 .......................................................          4,200,000           1,802,514
Emeryville PFAR,
     Housing Increment Loan, 6.20%, 9/01/25 .........................          3,115,000           3,116,277
     Shellmound Park Redevelopment and Housing Project,
        Refunding, Series B, NATL Insured, 5.00%, 9/01/28 ...........         10,000,000          10,039,600
Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured,
   5.00%, 4/01/42 ...................................................         10,000,000          10,062,000
Florin Resource Conservation District COP, Elk Grove Water
   Service, Refunding, Series A, NATL Insured, 5.00%, 3/01/33 .......          8,715,000           8,537,911
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project,
   Refunding, Series A, 5.50%, 10/01/27 .............................         12,500,000          12,503,375

                             Semiannual Report | 27

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Foothill-De Anza Community College District GO,
       Capital Appreciation, zero cpn., 8/01/27 ...............................................   $   5,205,000      $   2,231,175
       NATL Insured, zero cpn., 8/01/26 .......................................................       5,290,000          2,409,436
Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, 5.80%, 1/15/20 ........................................      49,500,000         51,249,825
       Capital Appreciation, Refunding, 5.85%, 1/15/23 ........................................      10,000,000         10,290,900
       Capital Appreciation, Refunding, 5.875%, 1/15/26 .......................................      30,000,000         30,587,400
       Capital Appreciation, Refunding, 5.875%, 1/15/27 .......................................      80,835,000         82,117,851
       Capital Appreciation, Refunding, 5.875%, 1/15/28 .......................................      80,500,000         81,480,490
       Capital Appreciation, Refunding, 5.875%, 1/15/29 .......................................     112,230,000        113,183,955
       Capital Appreciation, Refunding, zero cpn., 1/15/21 ....................................      51,180,000         23,814,566
       Capital Appreciation, Refunding, zero cpn., 1/15/25 ....................................      57,000,000         20,219,610
       Capital Appreciation, Refunding, zero cpn., 1/15/30 ....................................      98,460,000         24,879,857
       Capital Appreciation, Refunding, zero cpn., 1/15/31 ....................................      14,635,000          3,455,616
       Capital Appreciation, Refunding, zero cpn., 1/15/32 ....................................     100,000,000         22,064,000
       Capital Appreciation, Refunding, zero cpn., 1/15/33 ....................................     132,460,000         27,307,954
       Capital Appreciation, Refunding, zero cpn., 1/15/34 ....................................     100,000,000         19,264,000
       Capital Appreciation, Refunding, zero cpn., 1/15/35 ....................................      20,000,000          3,600,200
       Capital Appreciation, Refunding, zero cpn., 1/15/36 ....................................     182,160,000         30,639,312
       Capital Appreciation, Refunding, zero cpn., 1/15/37 ....................................     170,615,000         26,815,560
       Capital Appreciation, Refunding, zero cpn., 1/15/38 ....................................     160,560,000         23,579,842
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22 ...................      30,835,000         19,900,909
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23 ...................       5,765,000          3,548,185
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24 ...................      72,045,000         42,152,089
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28 ...................       2,000,000            940,460
       Capital Appreciation, senior lien, Series A, Pre-Refunded, 7.15%, 1/01/14 ..............       5,500,000          5,699,760
       Refunding, 5.75%, 1/15/40 ..............................................................     395,510,000        388,236,571
       senior lien, Series A, 5.00%, 1/01/35 ..................................................      15,955,000         14,214,788
       senior lien, Series A, ETM, zero cpn., 1/01/25 .........................................      20,660,000         11,468,573
       senior lien, Series A, ETM, zero cpn., 1/01/26 .........................................      23,475,000         12,378,602
       senior lien, Series A, ETM, zero cpn., 1/01/27 .........................................      15,000,000          7,476,600
       senior lien, Series A, ETM, zero cpn., 1/01/29 .........................................      35,310,000         15,633,856
       senior lien, Series A, Pre-Refunded, 7.10%, 1/01/12 ....................................       8,000,000          8,289,680
Fremont GO, Election of 2002, Fire Safety Project, Series B, FGIC Insured, 5.00%, 8/01/34 .....       7,235,000          7,539,376
Fremont USD Alameda County GO, Election 2002, Series B, FSA Insured, 5.00%, 8/01/28 ...........      10,000,000         10,599,500
Fresno Joint Powers Financing Authority Lease Revenue, Master Lease Projects, Series A,
    6.375%, 4/01/39 ...........................................................................      25,415,000         27,392,287
Glendale Community College District GO, FGIC Insured, zero cpn., 8/01/28 ......................      15,000,000          5,573,100
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Refunding, Series A, FGIC Insured, 5.00%, 6/01/45 ........................      20,000,000         18,738,800
       Asset-Backed, Senior Series A-1, 5.125%, 6/01/47 .......................................       5,000,000          3,760,650
       Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ........................................      77,500,000         64,690,025
       Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ............................      64,000,000         59,964,160
       Enhanced, Asset-Backed, Refunding, Series A, Radian Insured, 5.00%, 6/01/45 ............      30,000,000         28,108,200
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.50%, 6/01/33 .........................      15,000,000         17,109,000
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ........................     138,000,000        158,012,760

                             28 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, (continued)
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.50%, 6/01/43 .........................   $  57,000,000      $  65,014,200
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ......................................      14,085,000         13,196,800
       Series A-1, Pre-Refunded, 6.75%, 6/01/39 ...............................................       5,290,000          6,267,962
Hartnell Community College District GO,
       Capital Appreciation, Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter,
          8/01/33 .............................................................................      20,000,000         10,800,600
       Election of 2002, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/27 .................       5,020,000          5,728,473
Hawaiian Gardens RDA Tax Allocation, Project No. 1, ETM, 8.00%, 12/01/10 ......................       1,630,000          1,650,929
Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C,
    Assured Guaranty, zero cpn., 8/01/48 ......................................................      37,665,000          4,076,860
Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24 .........       8,925,000          8,927,499
Huntington Beach City and School District, Capital Appreciation, Election of 2002, Series A,
    FGIC Insured, zero cpn., 8/01/28 ..........................................................      10,005,000          3,676,637
Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%, 8/01/29 ......................      11,000,000         11,541,420
Imperial Irrigation District Electric Revenue, System, Refunding, BHAC Insured, 5.125%,
    11/01/38 ..................................................................................       4,800,000          5,146,896
Indio Water Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/36 ............................      18,020,000         18,178,756
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
    Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .......................................       2,200,000          2,302,124
Inland Empire Tobacco Securitization Authority Tobacco Settlement Revenue, Capital
    Appreciation, Series B, zero cpn. to 12/01/11, 5.75% thereafter, 6/01/26 ..................      35,000,000         27,397,300
Intercommunity Hospital Financing Authority COP, Northbay Healthcare System, Refunding,
    ACA Insured, 5.25%, 11/01/19 ..............................................................      10,550,000         10,134,857
Irvine 1915 Act Special Assessment, Limited Obligation,
       AD No. 00-18, Group 4, 5.375%, 9/02/26 .................................................       2,500,000          2,417,700
       AD No. 03-19, Group 2, Refunding, 5.45%, 9/02/23 .......................................       2,000,000          1,956,060
       AD No. 03-19, Group 2, Refunding, 5.50%, 9/02/29 .......................................       4,295,000          4,080,594
Irvine USD Financing Authority Special Tax, Series A,
       5.00%, 9/01/26 .........................................................................       2,865,000          2,654,910
       5.125%, 9/01/36 ........................................................................      10,585,000          9,153,485
Kaweah Delta Health Care District GO, Election of 2003, NATL Insured, 5.00%, 8/01/34 ..........      16,500,000         16,533,825
Kern Community College District COP, AMBAC Insured, 5.00%, 3/01/34 ............................      15,000,000         15,733,500
Kern County Board of Education COP, Refunding, Series A, NATL Insured, 5.20%, 5/01/28 .........       3,150,000          3,167,703
Kern High School District GO, Election of 1990, Series E, FGIC Insured, 5.125%, 8/01/33 .......       5,275,000          5,462,368
La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 .................................................          80,000             83,527
La Palma Community Development Commission Tax Allocation, La Palma Community
    Development Project No. 1, Refunding, 6.10%, 6/01/22 ......................................       2,065,000          2,066,487
La Quinta RDA Tax Allocation, Redevelopment Project Area No. 1, AMBAC Insured, 5.125%,
    9/01/32 ...................................................................................      10,825,000         10,532,833
Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34 ...................................       5,375,000          4,506,239
Lake Elsinore PFA Tax Allocation Revenue,
       Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 ............       6,750,000          6,750,337
       Series A, 5.50%, 9/01/30 ...............................................................      15,550,000         15,061,263
Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 .......................           5,000              7,554
Lemon Grove CDA Tax Allocation, Refunding, 5.75%, 8/01/28 .....................................       7,890,000          7,514,830

                             Semiannual Report | 29

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Local Medical Facilities Financing Authority COP, California Mortgage Insured, 7.55%,
    3/01/20 ...................................................................................   $     785,000      $     785,141
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A,
       5.00%, 12/01/23 ........................................................................       9,200,000          8,248,904
       8.25%, 12/01/38 ........................................................................      35,000,000         38,739,050
Long Beach Bond Finance Authority Lease Revenue, Aquarium of the Pacific Project,
    Refunding, AMBAC Insured, 5.00%, 11/01/26 .................................................      20,000,000         19,484,000
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
       5.50%, 11/15/28 ........................................................................       8,000,000          7,952,720
       5.00%, 11/15/29 ........................................................................      17,465,000         16,227,081
       5.50%, 11/15/30 ........................................................................       5,000,000          4,932,100
       5.00%, 11/15/35 ........................................................................      69,800,000         63,147,362
       5.50%, 11/15/37 ........................................................................      35,000,000         33,785,150
Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
    Refunding, Series B, NATL Insured, 5.00%, 10/01/27 ........................................      14,935,000         14,976,221
Los Angeles Community College District GO,
       Election of 2001, Series A, FGIC Insured, 5.00%, 8/01/32 ...............................      21,500,000         22,797,310
       Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/26 ...................................      59,275,000         64,062,049
Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
       8/01/24 ................................................................................       4,000,000          4,059,920
       8/01/31 ................................................................................       5,000,000          5,059,900
Los Angeles County COP, Series 1992, California Mortgage Insured, 6.625%, 7/01/22 .............         835,000            835,159
Los Angeles County Infrastructure and Economic Development Bank Revenue, County
    Department of Public Social Services, AMBAC Insured, 5.00%, 9/01/35 .......................       7,765,000          6,754,696
Los Angeles County MTA Sales Tax Revenue,
       Proposition A, Senior Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/24 ..............       5,000,000          5,439,500
       Proposition C, Refunding, Series C, AMBAC Insured, 5.00%, 7/01/26 ......................      12,965,000         13,149,622
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
       District No. 14, Series B, FGIC Insured, 5.00%, 10/01/30 ...............................       7,000,000          7,237,580
       District No. 14, Series B, FGIC Insured, 5.00%, 10/01/34 ...............................      25,820,000         26,491,062
       Series A, NATL Insured, 5.00%, 10/01/34 ................................................       7,110,000          7,294,789
Los Angeles CRDA, Financing Authority Revenue, Pooled Financing, Beacon Normandie,
    Series B, 6.625%, 9/01/14 .................................................................         470,000            470,019
Los Angeles CRDA Tax Allocation, Series G, ETM, 6.75%, 7/01/10 ................................       2,175,000          2,206,059
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Series C,
    5.125%, 5/15/33 ...........................................................................      16,000,000         16,476,160
Los Angeles Department of Water and Power Revenue,
       Power System, Series A, Sub Series A-1, 5.25%, 7/01/38 .................................      10,000,000         10,905,900
       Power System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37 ..................      12,345,000         13,074,589
       Power System, Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/31 ....................      10,000,000         10,623,600
       Power System, Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 ....................      63,435,000         66,556,002
       Power System, Series B, FSA Insured, 5.00%, 7/01/28 ....................................      10,575,000         11,129,659
       Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30 ....................................       7,000,000          7,314,650
       Series A, Sub Series A-2, NATL Insured, 5.00%, 7/01/23 .................................       6,550,000          7,014,591
Los Angeles Department of Water and Power Waterworks Revenue, System, Series A,
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36 ..........................................      14,385,000         14,976,367
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38 ..........................................      18,000,000         18,869,220
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/40 ..........................................      17,000,000         17,658,410
       Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44 ..........................................      60,000,000         63,099,000

                             30 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Los Angeles Harbor Department Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
    8/01/25 ...................................................................................   $  15,000,000      $  15,446,700
Los Angeles USD,
       COP, Administration Building Project, Series B, AMBAC Insured, 5.00%, 10/01/31 .........      28,210,000         28,299,708
       GO, Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/30 ...........................         100,000            105,246
       GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/30 ..........................      13,815,000         14,539,735
       GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 ..........................       6,000,000          6,303,960
       GO, Series A, NATL Insured, Pre-Refunded, 5.00%, 1/01/28 ...............................     170,250,000        194,100,322
       GO, Series F, 5.00%, 7/01/29 ...........................................................       2,250,000          2,407,388
       GO, Series I, 5.00%, 7/01/29 ...........................................................      10,000,000         10,699,500
       GO, Series I, 5.00%, 1/01/34 ...........................................................      26,000,000         27,223,040
Los Angeles Wastewater System Revenue, Refunding, Series A,
       5.00%, 6/01/39 .........................................................................      25,000,000         26,736,750
       FGIC Insured, 5.00%, 6/01/32 ...........................................................       6,000,000          6,173,820
       FSA Insured, 4.875%, 6/01/29 ...........................................................      34,335,000         35,322,131
       FSA Insured, 5.00%, 6/01/32 ............................................................      17,500,000         18,124,925
Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
    9/01/28 ...................................................................................       6,470,000          6,606,258
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39 .................................      25,000,000         28,574,000
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, 6.00%, 7/01/22 ....       6,330,000          6,346,268
Madera County COP, Valley Children's Hospital, NATL Insured,
       5.00%, 3/15/23 .........................................................................       8,500,000          8,210,575
       5.75%, 3/15/28 .........................................................................      27,500,000         27,674,350
(b)   Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ......       1,315,000          1,319,313
Manhattan Beach COP, Metlox Public Improvements, 5.00%, 1/01/33 ...............................       5,575,000          5,802,627
Manteca Financing Authority Sewer Revenue, Series A, NATL Insured, 5.00%, 12/01/33 ............       2,870,000          2,873,014
Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC Insured,
    5.00%, 1/01/22 ............................................................................       5,000,000          5,032,700
Metropolitan Water District of Southern California Waterworks Revenue, Series B1,
    FGIC Insured, 5.00%, 10/01/33 .............................................................       5,000,000          5,248,450
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM,
       5.40%, 1/15/17 .........................................................................      12,155,000         13,749,858
       5.50%, 1/15/24 .........................................................................      11,790,000         14,178,300
Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
    FGIC Insured, zero cpn.,
       8/01/21 ................................................................................       9,660,000          5,204,808
       8/01/23 ................................................................................      10,815,000          5,129,554
       5/01/27 ................................................................................      12,770,000          4,667,818
Modesto Irrigation District COP, Refunding and Capital Improvements, Series B, 5.30%,
    7/01/22 ...................................................................................       3,635,000          3,635,509
Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured, 5.20%,
    9/01/37 ...................................................................................       4,295,000          3,884,226
Monterey Peninsula Community College District GO, Series C, FSA Insured, 5.00%, 8/01/34 .......      10,000,000         10,556,400
Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, zero cpn.,
       8/01/27 ................................................................................       6,315,000          3,194,885
       8/01/28 ................................................................................       6,625,000          3,178,675

                             Semiannual Report | 31

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Murrieta Valley USD,
       GO, FSA Insured, 4.50%, 9/01/28 ........................................................   $   5,300,000      $   5,409,392
       PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37 .......................       6,975,000          7,019,849
Natomas USD, GO, Election of 2006, BHAC Insured, 5.00%, 8/01/32 ...............................      16,450,000         17,107,342
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 ..................       1,325,000          1,325,053
New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 8/01/23 ...........      14,700,000          7,230,195
Norco RDA Tax Allocation, Area No. 1, Refunding, NATL Insured, 5.125%, 3/01/30 ................       8,515,000          8,055,956
Northern California Power Agency Multiple Capital Facilities Revenue, Refunding, Series A,
    AMBAC Insured, 5.00%, 8/01/25 .............................................................      19,250,000         19,394,760
Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1,
    Refunding, Series A, NATL Insured,
       5.125%, 7/01/23 ........................................................................       6,270,000          6,321,038
       5.00%, 7/01/28 .........................................................................      12,510,000         12,577,679
       5.20%, 7/01/32 .........................................................................      12,930,000         12,990,383
Oakland GO, Series B, 6.25%, 1/15/39 ..........................................................      10,045,000         11,068,987
Oakland USD Alameda County GO, 6.125%, 8/01/29 ................................................       7,225,000          7,750,546
Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
       8/01/29 ................................................................................       5,755,000          5,986,869
       8/01/33 ................................................................................       5,590,000          5,685,365
Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
       5.50%, 8/15/24 .........................................................................       1,100,000          1,085,645
       5.60%, 8/15/28 .........................................................................       3,250,000          3,164,883
       5.625%, 8/15/34 ........................................................................       5,000,000          4,752,750
Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
       5.15%, 8/15/29 .........................................................................       6,405,000          5,695,902
       5.20%, 8/15/34 .........................................................................      11,000,000          9,676,810
Orange County Water District Revenue COP, Series B, NATL Insured,
       5.00%, 8/15/28 .........................................................................      22,950,000         24,190,677
       5.00%, 8/15/34 .........................................................................      19,435,000         20,193,548
       ETM, 5.00%, 8/15/34 ....................................................................       4,140,000          4,802,524
Oxnard Harbor District Revenue, ACA Insured, 5.60%, 8/01/19 ...................................      10,820,000         10,603,275
Palmdale CRDA Tax Allocation, Merged Redevelopment Project Areas,
       Refunding, NATL Insured, 5.00%, 9/01/34 ................................................       6,980,000          6,317,319
       sub. lien, AMBAC Insured, 5.50%, 12/01/29 ..............................................       2,980,000          2,958,246
Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37 ......................      21,000,000         22,208,550
Palomar Pomerado Health GO, Convertible Capital Appreciation, Election of 2004, Series A,
    Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38 .........................      36,000,000         23,740,200
Peralta Community College District GO, Election of 2000, Series C, NATL Insured, 5.00%,
       8/01/31 ................................................................................       4,105,000          4,277,697
       8/01/34 ................................................................................       6,920,000          7,159,017
Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31 .........................................       5,000,000          5,056,650
Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23 ..................................      19,095,000         11,103,361
Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21 ..............................................       4,785,000          4,822,132
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 ......................       2,290,000          2,289,702
Port of Oakland Revenue, Series L, FGIC Insured, 5.375%, 11/01/27 .............................       5,000,000          5,029,950
Porterville COP, Infrastructure Financing Project, AMBAC Insured, 5.00%,
       7/01/30 ................................................................................       7,420,000          7,232,422
       7/01/36 ................................................................................       6,535,000          6,048,208

                             32 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
       5.875%, 8/01/15 ........................................................................   $   5,505,000      $   5,515,735
       6.00%, 8/01/20 .........................................................................       5,400,000          5,402,700
       6.00%, 8/01/28 .........................................................................      15,000,000         15,007,650
Poway USD, GO, NATL Insured, 5.00%, 8/01/27 ...................................................       5,020,000          5,264,574
Ramona USD, COP, Convertible Capital Appreciation Bonds, Refunding, FGIC Insured,
    zero cpn. to 5/01/12, 5.00% thereafter, 5/01/32 ...........................................       5,500,000          4,897,585
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
       Pre-Refunded, 5.625%, 7/01/34 ..........................................................      10,000,000         11,824,600
       Refunding, Series A, 5.00%, 7/01/38 ....................................................      14,000,000         13,466,600
       Series A, 5.00%, 7/01/47 ...............................................................      60,000,000         56,902,200
Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,
       8/15/16 ................................................................................       8,605,000          7,168,395
       8/15/17 ................................................................................      13,605,000         10,849,307
       8/15/18 ................................................................................      13,605,000         10,386,057
Redding California Electricity System Revenue COP, Series A, FGIC Insured, 5.00%,
    6/01/35 ...................................................................................      12,725,000         12,861,539
Redondo Beach PFAR, Wastewater System Financing Project, Series A, NATL Insured,
    5.00%, 5/01/34 ............................................................................       5,060,000          5,301,666
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37 ...........................................      13,525,000         13,726,793
Rialto USD, GO, Series A, FGIC Insured, zero cpn., 6/01/19 ....................................      13,985,000          8,551,268
Richmond Joint Powers Financing Authority Revenue, Lease, Series A, NATL Insured,
    Pre-Refunded, 5.00%,
       2/01/26 ................................................................................       6,500,000          6,950,450
       2/01/31 ................................................................................       7,000,000          7,485,100
Riverside Community College District GO, Election of 2004, Series C, NATL Insured,
    5.00%, 8/01/32 ............................................................................       6,930,000          7,230,208
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
       NATL Insured, zero cpn., 6/01/23 .......................................................      14,160,000          7,015,147
       NATL Insured, zero cpn., 6/01/24 .......................................................      13,005,000          6,033,150
       Series A, 6.50%, 6/01/12 ...............................................................      20,125,000         21,320,224
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
    5.00%,
       11/01/30 ...............................................................................       9,905,000          9,956,110
       11/01/36 ...............................................................................       6,345,000          6,348,046
Riverside County Flood Control and Water Conservation District Elsinore Valley AD, Zone 3,
    7.875%,
       9/01/10 ................................................................................         280,000            293,485
       9/01/11 ................................................................................         305,000            337,483
       9/01/12 ................................................................................         325,000            371,391
       9/01/13 ................................................................................         350,000            411,579
       9/01/14 ................................................................................         380,000            457,744
       9/01/15 ................................................................................         410,000            501,992
       9/01/16 ................................................................................         440,000            544,966
       9/01/17 ................................................................................         475,000            594,277
Riverside County PFA, COP,
       5.75%, 5/15/19 .........................................................................       3,500,000          3,281,005
       5.80%, 5/15/29 .........................................................................      14,230,000         12,246,196

                             Semiannual Report | 33

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding, Series A,
    XLCA Insured, 5.00%, 10/01/35 .............................................................   $  17,500,000      $  14,211,050
Riverside County RDA Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
    Pre-Refunded, 5.125%, 10/01/35 ............................................................      17,035,000         18,896,925
Riverside County SFMR, Capital Appreciation Mortgage,
       Series A, ETM, zero cpn., 9/01/14 ......................................................      20,220,000         18,374,925
       Series A, ETM, zero cpn., 11/01/20 .....................................................      25,055,000         16,407,768
       Series B, ETM, zero cpn., 6/01/23 ......................................................      26,160,000         14,829,842
Riverside Electric Revenue, Issue D, FSA Insured, 5.00%, 10/01/33 .............................      10,000,000         10,593,800
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured,
    5.00%, 9/01/36 ............................................................................      10,090,000          8,724,318
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project,
    7.00%, 9/01/39 ............................................................................       8,865,000          9,390,163
Rocklin USD, GO,
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/10 .......................       4,595,000          4,538,527
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/11 .......................       5,145,000          4,877,666
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/12 .......................       5,760,000          5,261,472
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/16 .......................      33,960,000         25,144,324
       Election of 2002, FGIC Insured, zero cpn., 8/01/25 .....................................       8,160,000          3,389,746
       Election of 2002, FGIC Insured, zero cpn., 8/01/26 .....................................       8,695,000          3,405,745
       Election of 2002, FGIC Insured, zero cpn., 8/01/27 .....................................       9,080,000          3,311,748
       Election of 2002, FGIC Insured, zero cpn., 8/01/28 .....................................      16,615,000          5,612,547
Roseville City School District GO, Capital Appreciation, Series A, zero cpn.,
       8/01/11 ................................................................................       3,115,000          2,986,787
       8/01/17 ................................................................................      30,770,000         21,991,319
Roseville Electric System Revenue COP, FSA Insured, 5.00%,
       2/01/29 ................................................................................      10,000,000         10,485,800
       2/01/34 ................................................................................      17,000,000         17,633,590
Roseville Joint UHSD,
       Capital Appreciation, Series A, zero cpn., 8/01/10 .....................................       1,820,000          1,801,454
       Capital Appreciation, Series A, zero cpn., 8/01/11 .....................................       1,965,000          1,887,520
       Capital Appreciation, Series A, zero cpn., 8/01/17 .....................................      18,155,000         12,953,592
       GO, Election of 2004, Series B, FGIC Insured, 5.00%, 8/01/30 ...........................       8,375,000          8,761,422
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26 .........................       5,000,000          4,759,300
Rowland USD, GO, Series A, FSA Insured, 5.00%, 8/01/31 ........................................      17,715,000         18,355,574
Sacramento Area Flood Control Agency Revenue, Consolidated, Capital Assessment District,
    Series A, FGIC Insured, 5.00%, 10/01/37 ...................................................       8,715,000          8,887,383
Sacramento City Financing Authority Revenue, Capital Improvement,
       AMBAC Insured, 5.00%, 12/01/33 .........................................................         485,000            486,770
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/33 ...........................................       7,035,000          8,112,270
       Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%, 12/01/31 ........      16,915,000         17,137,263
       Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%, 12/01/36 ........      10,000,000         10,035,100
       Pre-Refunded, 5.625%, 6/01/30 ..........................................................       6,000,000          6,268,920
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 .................................      16,250,000         17,442,750
Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 .............       5,250,000          5,377,732

                             34 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Sacramento County Airport System Revenue,
       PFC/Grant, Series C, Assured Guaranty, 5.75%, 7/01/39 ..................................   $   5,000,000      $   5,496,400
       Senior Series A, FSA Insured, 5.00%, 7/01/41 ...........................................      10,000,000         10,438,100
       Senior Series B, FSA Insured, 5.25%, 7/01/39 ...........................................      20,000,000         19,498,800
Sacramento County Sanitation District Financing Authority Revenue,
       AMBAC Insured, Pre-Refunded, 5.625%, 12/01/30 ..........................................       5,000,000          5,349,400
       County Sanitation District No. 1, NATL Insured, 5.00%, 8/01/30 .........................      11,900,000         12,543,552
       Sacramento Regional County Sanitation District, FGIC Insured, 5.00%, 12/01/30 ..........      10,000,000         10,608,800
       Sacramento Regional County Sanitation District, FGIC Insured, 5.00%, 12/01/36 ..........      61,095,000         63,759,964
       Sacramento Regional County Sanitation District, Series A, AMBAC Insured, Pre-Refunded,
           5.00%, 12/01/35 ....................................................................      40,000,000         46,898,400
Sacramento MUD Electric Revenue,
       Refunding, Series T, FGIC Insured, 5.00%, 5/15/30 ......................................       9,095,000          9,377,491
       Series N, NATL Insured, 5.00%, 8/15/28 .................................................      63,500,000         64,693,165
       sub. lien, Refunding, 8.00%, 11/15/10 ..................................................       6,355,000          6,371,841
Sacramento USD, COP, Refunding, NATL Insured, 5.00%, 3/01/31 ..................................       6,000,000          6,013,440
Saddleback Valley USD, GO,
       Election of 2004, Series A, NATL Insured, 4.50%, 8/01/30 ...............................       5,250,000          5,336,310
       FSA Insured, 5.00%, 8/01/27 ............................................................       4,680,000          4,944,092
       FSA Insured, 5.00%, 8/01/29 ............................................................       4,335,000          4,548,369
Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding,
    FSA Insured, 5.25%, 9/01/28 ...............................................................       6,800,000          6,800,408
San Bernardino County COP, Medical Center Financing Project,
       Refunding, 5.00%, 8/01/26 ..............................................................      13,045,000         12,293,217
       Series A, NATL Insured, 5.50%, 8/01/22 .................................................      40,830,000         40,836,124
San Bernardino County Housing Authority MFMR,
       Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41 .................................       6,920,000          7,418,655
       Series A, GNMA Secured, 6.70%, 3/20/43 .................................................       3,345,000          3,638,758
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
    Refunding, NATL Insured, 5.70%, 1/01/23 ...................................................       6,315,000          6,326,872
San Carlos School District GO, Election of 2005, Series A, NATL Insured, 5.00%,
       10/01/26 ...............................................................................       5,070,000          5,446,752
       10/01/30 ...............................................................................       9,820,000         10,352,342
San Diego Community College District GO, Election of 2002, Capital Appreciation,
    zero cpn. to 8/01/19, 6.00% thereafter, 8/01/33 ...........................................      26,880,000         17,628,979
San Diego County COP, NATL Insured, 5.00%, 8/15/28 ............................................      24,000,000         24,101,040
San Diego County Water Authority Water Revenue COP, Series A,
       FSA Insured, 5.00%, 5/01/34 ............................................................     106,705,000        110,903,842
       NATL Insured, 5.00%, 5/01/25 ...........................................................      12,440,000         13,039,981
San Diego Public Facilities Financing Authority Sewer Revenue, Series A, FGIC Insured,
    5.25%, 5/15/27 ............................................................................       9,395,000          9,394,436
San Diego Public Facilities Financing Authority Water Revenue,
       NATL Insured, 5.00%, 8/01/26 ...........................................................      12,210,000         12,720,866
       Subordinated, Refunding, NATL Insured, 5.00%, 8/01/32 ..................................      20,000,000         20,506,200
San Diego RDA Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%,
    11/01/15 ..................................................................................       5,000,000          5,000,300

                             Semiannual Report | 35

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Diego USD, GO,
       Capital Appreciation, Election of 2008, Series A, zero cpn. to 7/01/19, 6.00%
           thereafter, 7/01/33 ................................................................   $ 104,505,000      $  65,145,282
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/21 ..................      12,160,000          7,212,096
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/22 ..................       8,440,000          4,734,502
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/23 ..................      11,120,000          5,897,381
       Election of 1998, Series B, NATL Insured, 5.00%, 7/01/25 ...............................       6,975,000          7,165,069
       Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27 ...............................      16,000,000         17,451,680
       Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28 ................................      10,000,000         11,121,100
       Series C, FSA Insured, 5.00%, 7/01/26 ..................................................       6,490,000          7,030,682
San Francisco BART District GO, Election of 2004, Series B, 5.00%, 8/01/32 ....................      28,000,000         30,273,600
San Francisco BART District Sales Tax Revenue, FSA Insured, 5.00%,
       7/01/31 ................................................................................      10,000,000         10,370,400
       7/01/36 ................................................................................       6,760,000          6,978,010
San Francisco City and County Airports Commission International Airport Revenue,
       Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/28 ......................       7,500,000          7,525,200
       Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/32 ......................       5,260,000          5,085,999
       Refunding, Second Series 28A, NATL Insured, 5.125%, 5/01/32 ............................      26,290,000         24,732,055
       Refunding, Series 28B, NATL Insured, 5.00%, 5/01/27 ....................................       5,050,000          5,158,474
San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, NATL Insured,
    5.00%, 9/01/31 ............................................................................       5,805,000          5,859,277
San Francisco City and County RDA, Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 .............         315,000            315,047
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ..............................      19,500,000         19,974,435
       Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 ..............................      17,000,000         17,367,200
       Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 ..............................      57,000,000         57,774,060
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 ..............................      80,000,000         79,992,000
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 ..............................      80,000,000         79,453,600
       Refunding, Series A, 5.50%, 1/15/28 ....................................................     247,300,000        231,062,282
       Refunding, Series A, NATL Insured, 5.375%, 1/15/29 .....................................      85,500,000         77,888,790
       Refunding, Series A, NATL Insured, 5.25%, 1/15/30 ......................................      21,200,000         18,801,856
       senior lien, 5.00%, 1/01/33 ............................................................      82,040,000         75,678,618
       senior lien, ETM, zero cpn., 1/01/25 ...................................................       5,700,000          3,164,127
       senior lien, ETM, zero cpn., 1/01/28 ...................................................      33,545,000         15,773,865
       senior lien, ETM, zero cpn., 1/01/29 ...................................................      37,050,000         16,404,258
       senior lien, Refunding, Series A, 5.65%, 1/15/18 .......................................      60,000,000         60,975,600
       senior lien, Refunding, Series A, 5.70%, 1/15/20 .......................................      80,000,000         80,663,200
       senior lien, Refunding, Series A, 5.75%, 1/15/22 .......................................      90,000,000         90,319,500
San Jose Airport Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 3/01/31 ......................................      11,000,000         11,069,190
       Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37 .....................................      65,000,000         65,597,350
       Series D, NATL Insured, 5.00%, 3/01/28 .................................................      10,000,000         10,302,100
San Jose Financing Authority Lease Revenue,
       Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39 ...............      20,885,000         21,820,648
       Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27 ..........................      46,400,000         48,256,000
       Refunding, Series F, NATL Insured, 5.00%, 9/01/21 ......................................      14,045,000         14,624,778
       Refunding, Series F, NATL Insured, 5.00%, 9/01/22 ......................................      14,730,000         15,299,020

                             36 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility, Series A,
    AMBAC Insured, 5.00%, 9/01/24 .............................................................   $   5,000,000      $   5,212,100
San Jose GO,
       Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28 ............................      11,600,000         12,194,384
       Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34 ..............      15,820,000         16,502,475
       Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36 .............................      35,150,000         37,382,376
San Jose RDA, MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ...................       7,110,000          7,825,906
San Jose RDA Tax Allocation,
       Housing Set-Aside Merged Area, Series E, NATL Insured, 5.85%, 8/01/27 ..................       7,325,000          7,341,628
       Merged Area Redevelopment Project, Refunding, NATL Insured, 5.625%, 8/01/28 ............       2,030,000          2,036,699
       Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32 ..............      13,395,000         12,729,536
       Series A, 6.50%, 8/01/18 ...............................................................      10,000,000         11,568,500
       Series B, 7.00%, 8/01/35 ...............................................................      28,565,000         32,098,776
San Jose USD, COP, Refunding, FSA Insured, zero cpn.,
       1/01/27 ................................................................................       7,105,000          2,952,199
       1/01/29 ................................................................................       7,105,000          2,587,428
San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
       8/01/24 ................................................................................       9,200,000          9,534,144
       8/01/27 ................................................................................       9,150,000          9,441,244
San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 ........................       4,000,000          3,702,360
San Juan Bautista Water and Wastewater Revenue COP, Refunding, 6.25%, 10/01/43 ................       7,330,000          7,849,844
San Juan USD, GO, Election of 1998, Series B, NATL Insured, zero cpn.,
       8/01/26 ................................................................................      15,825,000          6,535,725
       8/01/27 ................................................................................      18,605,000          7,025,248
       8/01/28 ................................................................................      19,470,000          6,822,093
San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Series A,
    NATL Insured, 5.00%, 9/01/32 ..............................................................      12,500,000         12,711,625
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22 ................................................      15,000,000         20,103,750
San Marcos Public Facilities Authority Revenue,
       Refunding, 5.80%, 9/01/18 ..............................................................       4,745,000          4,795,487
       Senior Tax Increment Project Area 3, Series A, NATL Insured, Pre-Refunded, 5.80%,
           10/01/30 ...........................................................................       8,035,000          8,633,527
San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
    Series A, FSA Insured, 5.00%, 7/15/29 .....................................................      13,000,000         13,156,520
San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
    5.00%, 8/01/39 ............................................................................       6,555,000          6,021,947
San Mateo RDA Tax Allocation, Pre-Refunded, 5.60%, 8/01/25 ....................................      10,185,000         11,118,150
San Mateo UHSD,
       COP, Phase I Projects, Capital Appreciation, Series B, zero cpn. to 12/14/19, 5.00%
           thereafter, 12/15/43 ...............................................................      11,535,000          4,942,517
       GO, Capital Appreciation, Election of 2000, Series B, FGIC Insured, zero cpn.,
           9/01/22 ............................................................................       5,000,000          2,935,300
       GO, Election of 2000, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 .............      13,865,000         15,049,487
San Ramon PFA Tax Allocation Revenue, NATL Insured, 5.30%, 2/01/28 ............................      18,360,000         17,855,284
San Ramon Valley Fire Protection District COP, XLCA Insured, 5.00%, 8/01/36 ...................       5,655,000          5,805,819
San Ramon Valley USD, GO, Election of 2002,
       FSA Insured, 5.40%, 3/01/28 ............................................................      27,410,000         29,674,888
       NATL Insured, 5.00%, 8/01/25 ...........................................................       9,215,000          9,988,784
       NATL Insured, 5.00%, 8/01/28 ...........................................................      14,770,000         15,840,530

                              Semiannual Report | 37

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 .......................   $   6,000,000      $   6,368,640
(b)  Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20 ......       4,390,000          3,878,082
Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
    5.125%, 2/01/41 ...........................................................................      20,000,000         20,274,400
Santa Clara Housing Authority MFHR, Elena Gardens Apartments Project, Series A, GNMA
    Secured, 6.40%, 6/20/35 ...................................................................       5,345,000          5,361,409
Santa Clara USD, COP, 5.375%, 7/01/31 .........................................................       7,575,000          7,918,829
Santa Clarita Community College District GO, Election of 2006, NATL Insured, 5.00%,
    8/01/32 ...................................................................................       9,765,000         10,037,932
Santa Cruz City High School District GO, NATL Insured, 5.00%, 8/01/29 .........................      11,535,000         11,609,401
Santa Cruz County RDA Tax Allocation, 7.00%, 9/01/36 ..........................................       5,000,000          5,595,000
Santa Margarita Water District Special Tax, Community Facilities District No. 99-1,
    Pre-Refunded, 6.00%, 9/01/30 ..............................................................       9,000,000         10,583,010
Santa Maria Bonita School District COP, NATL Insured, 7.00%, 3/01/16 ..........................         370,000            370,133
Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 5.55%, 8/01/27 ........      21,000,000         22,243,410
Santee School District COP, Capital Improvement Project, Assured Guaranty, 5.50%,
    10/01/48 ..................................................................................      15,460,000         16,557,196
Saugus USD, GO, Series B, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 ...........................       5,000,000          5,910,850
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD,
    Series A, FSA Insured, zero cpn., 8/01/42 .................................................      49,000,000          6,522,880
Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
    Project, Series A,
       5.95%, 1/01/11 .........................................................................         820,000            820,262
       6.05%, 1/01/17 .........................................................................       5,135,000          5,135,770
Simi Valley USD, GO, Election 2004, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/26 ......       6,000,000          6,970,200
Snowline Joint USD, CFD Special Tax, No. 2002-1, Series A,
       5.30%, 9/01/29 .........................................................................       1,615,000          1,345,069
       5.40%, 9/01/34 .........................................................................       2,000,000          1,668,060
Solano County COP, GO, NATL Insured, Pre-Refunded, 5.00%, 11/01/32 ............................      14,665,000         16,397,376
South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
    5.00%, 10/01/32 ...........................................................................       6,475,000          5,721,375
Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
    Series A, 5.00%, 11/01/33 .................................................................      17,500,000         17,548,125
Southern California Public Power Authority Power Project Revenue,
       6.75%, 7/01/13 .........................................................................      10,000,000         11,777,800
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/11 .......................................      12,000,000         11,785,440
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/12 .......................................      16,890,000         16,243,451
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/13 .......................................      16,000,000         15,013,120
Southern California Public Power Authority Project Revenue, Magnolia Power Project,
    Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36 .....................................      15,800,000         17,982,296
Southern California Public Power Authority Transmission Project Revenue, Southern
    Transmission Project, 6.125%, 7/01/18 .....................................................       1,135,000          1,135,306
Standard Elementary School District GO, Election of 2006, Series A, AMBAC Insured,
    5.00%, 11/01/30 ...........................................................................       5,000,000          5,180,450
Stockton East Water District COP, Capital Appreciation, 1990 Project, Series B, zero cpn.,
    4/01/16 ...................................................................................     103,885,000         80,137,928

                             38 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 .....................   $   9,110,000      $   7,873,773
Stockton Revenue COP, Wastewater System Project, Refunding, Series A, NATL Insured,
   5.20%, 9/01/29 .............................................................................      19,160,000         19,315,771
Stockton USD, GO,
       Election of 2000, NATL Insured, 5.00%, 1/01/27 .........................................       5,030,000          5,110,731
       NATL Insured, 5.00%, 1/01/28 ...........................................................       5,335,000          5,407,769
Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
   Series A, zero cpn., 10/01/28 ..............................................................      17,855,000          6,539,572
Sweetwater UHSD, GO, Election of 2006, Series A, FSA Insured, 5.625%, 8/01/47 .................      10,000,000         10,795,900
Tahoe Forest Hospital District Revenue, Series A, 5.90%, 7/01/29 ..............................       1,635,000          1,565,071
Thousand Oaks SFHMR, Capital Appreciation, Mortgage-Backed Securities Program,
   Refunding, Series A, GNMA Secured, zero cpn., 9/01/23 ......................................          16,000             70,849
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
   Asset-Backed Bonds, Series B, Pre-Refunded, 5.00%, 6/01/28 .................................      17,390,000         18,651,471
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
   Asset-Backed Bonds,
       Senior Series A, Pre-Refunded, 5.50%, 6/01/36 ..........................................      80,500,000         89,900,790
       Senior Series A, Pre-Refunded, 5.625%, 6/01/43 .........................................     123,165,000        137,950,958
       Sub Series B, Pre-Refunded, 6.00%, 6/01/43 .............................................      48,435,000         54,724,285
Tobacco Securitization Authority Tobacco Settlement Revenue, Series A, Pre-Refunded,
   5.375%, 6/01/41 ............................................................................      30,250,000         32,630,977
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31 .........       4,385,000          4,437,488
Trabuco Canyon PFA, Special Tax Revenue, Refunding,
       Series A, FSA Insured, 6.00%, 10/01/10 .................................................       7,465,000          7,478,810
       Series A, FSA Insured, 6.10%, 10/01/15 .................................................      13,220,000         15,008,930
       Series C, FSA Insured, 6.00%, 7/01/12 ..................................................       1,650,000          1,744,265
       Series C, FSA Insured, 6.10%, 7/01/19 ..................................................       5,215,000          6,335,756
Tustin CFD No. 04-01 Special Tax, John Laing Homes,
       5.375%, 9/01/29 ........................................................................       1,000,000            924,610
       5.50%, 9/01/34 .........................................................................       1,500,000          1,357,020
Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety Police, 6.00%,
   8/01/44 ....................................................................................      12,850,000         14,089,768
University of California Regents Medical Center Pooled Revenue, Series A, NATL Insured,
   4.50%, 5/15/47 .............................................................................      66,335,000         62,301,169
University of California Regents Revenue, Series A, NATL Insured, 4.50%, 5/15/37 ..............      36,715,000         35,528,371
University of California Revenues,
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/29 .................................      17,300,000         18,222,609
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/33 .................................      15,000,000         15,680,700
       Limited Project, Series D, FGIC Insured, 5.00%, 5/15/37 ................................      10,000,000         10,482,900
       Limited Project, Series D, FGIC Insured, 5.00%, 5/15/41 ................................      22,500,000         23,526,900
       Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/23 ........       9,200,000          9,682,448
       Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/26 ........      13,430,000         14,134,269
       Series O, FGIC Insured, Pre-Refunded, 5.25%, 9/01/34 ...................................      21,235,000         22,396,554
       UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34 ...........................       3,710,000          3,723,171
Upland COP, San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 .........................       5,915,000          5,915,000
(b)  Vacaville PFAR, Local Agency, 8.65%, 9/02/18 .............................................       3,855,000          3,078,834
Vacaville USD, GO, Election of 2001, AMBAC Insured, 5.00%, 8/01/32 ............................      12,790,000         13,147,480

                              Semiannual Report | 39

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   ---------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
    9/01/31 ...................................................................................   $   4,485,000      $     3,968,283
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 ..................       1,935,000            1,936,103
Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
    Project Area, 5.875%, 9/01/37 .............................................................       5,000,000            4,928,850
Vista USD, GO,
       Election of 2002, Series C, FSA Insured, 5.00%, 8/01/28 ................................       4,370,000            4,694,210
       Series B, FGIC Insured, 5.00%, 8/01/28 .................................................       6,000,000            6,223,320
Washington Township Health Care District Revenue, Refunding,
       5.25%, 7/01/29 .........................................................................       6,500,000            6,358,820
       Series A, 5.00%, 7/01/37 ...............................................................       7,000,000            6,340,250
West Contra Costa USD, GO,
       Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ...............................      11,605,000           11,555,098
       Series A, FSA Insured, 5.00%, 8/01/35 ..................................................      32,000,000           32,925,120
West Covina PFA Lease Revenue, Big League Dreams Project, Series A, 5.00%,
       6/01/30 ................................................................................       4,200,000            4,295,130
       6/01/36 ................................................................................       5,045,000            5,104,430
West Kern Community College District COP, AMBAC Insured, 5.625%, 11/01/34 .....................      11,035,000           11,773,021
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%,
    9/01/34 ...................................................................................       5,000,000            4,357,550
Western Placer Unified School COP, Refinancing Project, Series B, Assured Guaranty,
    5.125%, 8/01/47 ...........................................................................      10,275,000           10,534,444
Westlands Water District Revenue COP,
       NATL Insured, 5.00%, 9/01/26 ...........................................................      13,150,000           13,534,374
       NATL Insured, 5.00%, 9/01/34 ...........................................................      13,500,000           13,666,455
       Series A, NATL Insured, 5.00%, 9/01/30 .................................................       6,250,000            6,398,187
       Series A, NATL Insured, 5.00%, 9/01/31 .................................................       7,490,000            7,692,005
       Series A, NATL Insured, 5.00%, 9/01/35 .................................................       6,910,000            6,997,757
Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, Pre-Refunded,
       5.60%, 6/01/22 .........................................................................      14,285,000           16,089,195
       5.75%, 6/01/31 .........................................................................      28,000,000           31,646,160
William S. Hart UHSD, GO, Series A, NATL Insured, 5.00%, 9/01/27 ..............................       8,685,000            9,093,195
Yuba Community College District GO,
       Capital Appreciation, Election of 2006, Series B, AMBAC Insured, zero cpn., 8/01/39 ....       7,075,000            1,319,912
       Election of 2006, Series A, AMBAC Insured, 5.00%, 8/01/46 ..............................      24,080,000           24,625,894
Yucaipa Valley Water District Water System Revenue COP, Series A, NATL Insured, 5.00%,
       9/01/29 ................................................................................      10,100,000           10,355,429
       9/01/34 ................................................................................      12,765,000           12,986,345
                                                                                                                     ---------------
                                                                                                                      12,871,188,129
                                                                                                                     ---------------

U.S. TERRITORIES 8.3%
PUERTO RICO 8.1%
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
    Refunding,
       5.50%, 5/15/39 .........................................................................       7,210,000            6,352,515
       5.625%, 5/15/43 ........................................................................      25,500,000           22,155,675
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
    6.00%, 7/01/44 ............................................................................      10,500,000           10,911,075

                             40 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   --------------
U.S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ................................   $  30,000,000      $  29,652,000
       Public Improvement, Refunding, Series A, NATL Insured, 5.50%, 7/01/20 ..................      10,000,000         10,816,900
       Public Improvement, Refunding, Series B, 5.25%, 7/01/32 ................................       7,505,000          7,178,157
       Public Improvement, Series A, 5.125%, 7/01/28 ..........................................      10,000,000          9,769,700
       Public Improvement, Series A, 5.125%, 7/01/31 ..........................................      95,185,000         95,216,411
       Public Improvement, Series A, 6.00%, 7/01/38 ...........................................      10,000,000         10,155,100
       Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 .............................      14,525,000         16,119,845
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 ............................      37,740,000         40,730,518
       Public Improvement, Series B, Pre-Refunded, 5.25%, 7/01/32 .............................      12,495,000         15,060,348
       Public Improvement, Series B, Pre-Refunded, 5.00%, 7/01/35 .............................      21,200,000         25,219,732
       Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/27 ......................      21,000,000         22,120,560
       Series A, 5.25%, 7/01/32 ...............................................................      10,000,000          9,946,600
       Series A, 5.25%, 7/01/33 ...............................................................      26,050,000         25,699,888
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    Pre-Refunded, 5.00%, 7/01/36 ..............................................................      63,000,000         74,945,430
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 7/01/38 ......................................       5,800,000          5,406,818
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ......................................       7,000,000          6,522,250
       Series B, Pre-Refunded, 6.00%, 7/01/31 .................................................      13,000,000         13,641,030
       Series B, Pre-Refunded, 6.00%, 7/01/39 .................................................      13,200,000         13,850,892
       Series D, Pre-Refunded, 5.375%, 7/01/36 ................................................      45,000,000         50,136,750
       Series D, Pre-Refunded, 5.75%, 7/01/41 .................................................      20,000,000         22,484,600
       Series K, Pre-Refunded, 5.00%, 7/01/40 .................................................      30,000,000         35,300,700
       Series K, Pre-Refunded, 5.00%, 7/01/45 .................................................      30,000,000         35,300,700
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
    7/01/46 ...................................................................................      20,000,000         18,674,600
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 ..........................................................       8,000,000          7,298,400
       FGIC Insured, 5.00%, 7/01/24 ...........................................................       6,505,000          6,404,563
Puerto Rico Electric Power Authority Power Revenue,
       Series II, Pre-Refunded, 5.25%, 7/01/31 ................................................      48,000,000         53,992,320
       Series WW, 5.00%, 7/01/28 ..............................................................      12,030,000         12,354,810
       Series WW, 5.25%, 7/01/33 ..............................................................      32,250,000         33,157,515
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..................       6,800,000          6,902,272
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ...................................................      26,510,000         26,244,635
       Refunding, Series M-3, NATL Insured, 6.00%, 7/01/24 ....................................      21,535,000         23,042,665
       Refunding, Series M-3, NATL Insured, 6.00%, 7/01/27 ....................................      15,000,000         15,800,400
       Refunding, Series M-3, NATL Insured, 6.00%, 7/01/28 ....................................      10,000,000         10,469,400
       Refunding, Series N, 5.00%, 7/01/37 ....................................................      50,000,000         44,764,000
       Series D, Pre-Refunded, 5.375%, 7/01/33 ................................................      73,490,000         81,248,339
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    Pre-Refunded, 5.50%, 8/01/29 ..............................................................     129,995,000        142,977,601

                             Semiannual Report | 41

Franklin California Tax-Free Income Fund

                                                                                                   PRINCIPAL AMOUNT       VALUE
                                                                                                   ----------------  ---------------
U.S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
    Convertible Capital Appreciation, First Subordinate, Series A, zero cpn. to 8/01/16,
       6.75% thereafter, 8/01/32 ................................................................  $  80,000,000     $    61,019,200
    first subordinate, Series A, 5.75%, 8/01/37 .................................................     10,000,000          10,801,400
    first subordinate, Series A, 6.00%, 8/01/42 .................................................      8,000,000           8,796,880
    Series A, 5.25%, 8/01/57 ....................................................................     10,000,000          10,355,800

                                                                                                                     ---------------
                                                                                                                       1,188,998,994
                                                                                                                     ---------------

VIRGIN ISLANDS 0.2%
Virgin Islands PFAR,
    Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%, 10/01/37 ...........     10,000,000          10,580,400
    Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
       10/01/14 .................................................................................      3,865,000           3,891,514
    Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
       10/01/22 .................................................................................      7,000,000           7,062,580
                                                                                                                     ---------------
                                                                                                                          21,534,494
                                                                                                                     ---------------
TOTAL U.S. TERRITORIES ..........................................................................                      1,210,533,488
                                                                                                                     ---------------
TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
   (COST $13,557,268,686) .......................................................................                     14,081,721,617
                                                                                                                     ---------------

SHORT TERM INVESTMENTS 2.9%
MUNICIPAL BONDS 2.9%
CALIFORNIA 2.9%
(c) California Educational Facilities Authority Revenue, Chapman University, Refunding, Series A,
    Daily VRDN and Put, 0.28%, 10/01/36 .........................................................      2,350,000           2,350,000
(c) California Infrastructure and Economic Development Bank Revenue,
    California Academy of Sciences, Refunding, Series F, Daily VRDN and Put, 0.27%,
       9/01/38 ..................................................................................      2,700,000           2,700,000
    Contemporary Jewish Museum, Daily VRDN and Put, 0.28%, 12/01/36 .............................      9,000,000           9,000,000
(c) California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series C,
    Daily VRDN and Put, 0.30%, 11/01/26 .........................................................     17,190,000          17,190,000
(c) California State Department of Water Resources Power Supply Revenue,
       Refunding, Series J, Daily VRDN and Put, 0.27%, 5/01/18 ..................................     30,120,000          30,120,000
       Series B, Sub Series B-3, Daily VRDN and Put, 0.27%, 5/01/22..............................     18,045,000          18,045,000
(c) California State GO, Kindergarten-University Public Education Facilities,
       Refunding, Series A8, Weekly VRDN and Put, 0.25%, 5/01/34 ................................      2,800,000           2,800,000
       Series A4, Daily VRDN and Put, 0.33%, 5/01/34 ............................................      4,600,000           4,600,000
California State RAN, Sub Series A-1, 3.00%, 5/25/10 ............................................    240,000,000         242,973,600
(c) California Statewide CDA Revenue, John Muir Health, Refunding, Series C, Daily VRDN
    and Put, 0.24%, 8/15/27 .....................................................................     10,800,000          10,800,000
(c) Irvine 1915 Act Special Assessment, Limited Obligation, AD No. 93-14, Daily VRDN and Put,
    0.28%, 9/02/25 ..............................................................................      5,600,000           5,600,000
(c) Irvine Ranch Water District Revenue,
       District Nos. 140 240 105 and 250, Daily VRDN and Put, 0.28%, 4/01/33 ....................      1,900,000           1,900,000
       Improvement Districts, Consolidated, Series B, Daily VRDN and Put, 0.27%, 10/01/41 .......     15,800,000          15,800,000
(c) Los Angeles Department of Water and Power Waterworks Revenue, Refunding, Series B,
    Sub Series B-6, Daily VRDN and Put, 0.25%, 7/01/34 ..........................................     16,500,000          16,500,000

                             42 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                                  PRINCIPAL AMOUNT        VALUE
                                                                                                  ----------------   ---------------
SHORT TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
(c) Metropolitan Water District of Southern California Waterworks Revenue,
       Refunding, Series B-3, Daily VRDN and Put, 0.25%, 7/01/35 .....................            $  28,700,000      $    28,700,000
       Series C-2, Daily VRDN and Put, 0.21%, 7/01/36 ................................                5,700,000            5,700,000
(c) Sacramento County Sanitation District Financing Authority Revenue, sub. lien,
       Sanitation District, Refunding,
       Series A, Daily VRDN and Put, 0.28%, 12/01/36 .................................                9,000,000            9,000,000
       Series C, Daily VRDN and Put, 0.28%, 12/01/38 .................................                8,450,000            8,450,000
                                                                                                                     ---------------
TOTAL SHORT TERM INVESTMENTS (COST $431,957,995) .....................................                                   432,228,600
                                                                                                                     ---------------
TOTAL INVESTMENTS (COST $13,989,226,681) 99.0% .......................................                                14,513,950,217
OTHER ASSETS, LESS LIABILITIES 1.0% ..................................................                                   149,324,574
                                                                                                                     ---------------
NET ASSETS 100.0% ....................................................................                               $14,663,274,791
                                                                                                                     ===============


See Abbreviations on page 55.

(a) Security purchased on a when-issued basis. See Note 1(b).

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2009, the aggregate value of these securities was $8,276,229, representing 0.06% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 43

Franklin California Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009 (unaudited)

Assets:
 Investments in securities:
  Cost ....................................................    $ 13,989,226,681
                                                               ----------------
  Value ...................................................    $ 14,513,950,217
 Cash .....................................................               8,125
 Receivables:
  Capital shares sold .....................................          26,799,031
  Interest ................................................         171,906,674
 Other assets .............................................               9,695
                                                               ----------------
   Total assets ...........................................      14,712,673,742
                                                               ----------------
Liabilities:
 Payables:
  Investment securities purchased .........................          22,630,033
  Capital shares redeemed .................................          17,677,429
  Affiliates ..............................................           8,215,641
 Accrued expenses and other liabilities ...................             875,848
                                                               ----------------
   Total liabilities ......................................          49,398,951
                                                               ----------------
    Net assets, at value ..................................    $ 14,663,274,791
                                                               ================
Net assets consist of:
 Paid-in capital ..........................................    $ 14,142,384,853
 Undistributed net investment income ......................          41,390,797
 Net unrealized appreciation (depreciation) ...............         524,723,536
 Accumulated net realized gain (loss) .....................         (45,224,395)
                                                               ================
    Net assets, at value ..................................    $ 14,663,274,791
                                                               ================

            44 | The accompanying notes are an integral part of these financial
                            statements. | Semiannual Report

Franklin California Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2009 (unaudited)

CLASS A:
 Net assets, at value ......................................................    $ 13,156,107,833
                                                                                ----------------
 Shares outstanding ........................................................       1,829,804,235
                                                                                ----------------
 Net asset value per share(a) ..............................................    $           7.19
                                                                                ----------------
 Maximum offering price per share (net asset value per share / 95.75%) .....    $           7.51
                                                                                ----------------
CLASS B:
 Net assets, at value ......................................................    $    110,090,031
                                                                                ----------------
 Shares outstanding ........................................................          15,323,832
                                                                                ----------------
 Net asset value and maximum offering price per share(a) ...................    $           7.18
                                                                                ----------------
CLASS C:
 Net assets, at value ......................................................    $  1,034,330,519
                                                                                ----------------
 Shares outstanding ........................................................         144,087,542
                                                                                ----------------
 Net asset value and maximum offering price per share(a) ...................    $           7.18
                                                                                ----------------
ADVISOR CLASS:
 Net assets, at value ......................................................    $    362,746,408
                                                                                ----------------
 Shares outstanding ........................................................          50,522,282
                                                                                ----------------
 Net asset value and maximum offering price per share ......................    $           7.18
                                                                                ----------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 45

Franklin California Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended September 30, 2009 (unaudited)

Investment income:
 Interest ..................................................................    $   372,029,022
                                                                                ---------------
Expenses:
 Management fees (Note 3a) .................................................         29,720,565
 Distribution fees: (Note 3c)
  Class A ..................................................................          5,911,963
  Class B ..................................................................            388,980
  Class C ..................................................................          2,929,063
 Transfer agent fees (Note 3e) .............................................          1,789,800
 Custodian fees ............................................................             93,398
 Reports to shareholders ...................................................            163,721
 Registration and filing fees ..............................................             62,395
 Professional fees .........................................................             98,793
 Trustees' fees and expenses ...............................................             74,558
 Other .....................................................................            353,410
                                                                                ---------------
   Total expenses ..........................................................         41,586,646
                                                                                ---------------
     Net investment income .................................................        330,442,376
                                                                                ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................................        (17,756,746)
 Net change in unrealized appreciation (depreciation) on investments .......      1,591,907,239
                                                                                ---------------
Net realized and unrealized gain (loss) ....................................      1,574,150,493
                                                                                ---------------
Net increase (decrease) in net assets resulting from operations ............    $ 1,904,592,869
                                                                                ===============

            46 | The accompanying notes are an integral part of these financial
                             statements. | Semiannual Report

Franklin California Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED
                                                                                SEPTEMBER 30, 2009      YEAR ENDED
                                                                                    (UNAUDITED)        MARCH 31, 2009
                                                                                --------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...................................................    $      330,442,376    $    663,311,892
   Net realized gain (loss) from investments ...............................           (17,756,746)          7,854,900
   Net change in unrealized appreciation (depreciation) on investments .....         1,591,907,239      (1,232,211,195)
                                                                                ---------------------------------------
   Net increase (decrease) in net assets resulting from operations .........         1,904,592,869        (561,044,403)
                                                                                ---------------------------------------
 Distributions to shareholders from:
   Net investment income:
    Class A ................................................................          (305,658,733)       (604,283,773)
    Class B ................................................................            (2,777,458)         (7,475,118)
    Class C ................................................................           (20,153,638)        (35,326,363)
    Advisor Class ..........................................................            (6,868,844)        (10,093,660)
                                                                                ---------------------------------------
 Total distributions to shareholders .......................................          (335,458,673)       (657,178,914)
                                                                                ---------------------------------------
 Capital share transactions: (Note 2)
    Class A ................................................................           111,171,946         (64,204,271)
    Class B ................................................................           (38,535,274)        (54,338,724)
    Class C ................................................................           107,519,199         145,406,870
    Advisor Class ..........................................................           103,573,380          63,869,955
                                                                                ---------------------------------------
 Total capital share transactions ..........................................           283,729,251          90,733,830
                                                                                ---------------------------------------
 Redemption fees ...........................................................                    --               9,671
                                                                                ---------------------------------------
     Net increase (decrease) in net assets .................................         1,852,863,447      (1,127,479,816)
Net assets:
 Beginning of period .......................................................        12,810,411,344      13,937,891,160
                                                                                ---------------------------------------
 End of period .............................................................    $   14,663,274,791    $ 12,810,411,344
                                                                                =======================================
Undistributed net investment income included in net assets:
 End of period .............................................................    $       41,390,797    $     46,407,094
                                                                                =======================================

       Semiannual Report | The accompanying notes are an integral part of
                        these financial statements. | 47

Franklin California Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin California Tax-Free Income Fund
(Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

                             48 | Semiannual Report

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

                             Semiannual Report | 49

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At September 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                                       SEPTEMBER 30, 2009                  MARCH 31, 2009
                                                                -------------------------------------------------------------------
                                                                  SHARES              AMOUNT         SHARES            AMOUNT
                                                                -------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................................................   105,592,940    $  702,856,689     257,050,733    $  1,731,370,342
 Shares issued in reinvestment of distributions ..............    28,047,570       183,914,909      52,492,448         350,584,615
 Shares redeemed .............................................  (116,935,050)     (775,599,652)   (328,221,841)     (2,146,159,228)
                                                                -------------------------------------------------------------------
 Net increase (decrease) .....................................    16,705,460    $  111,171,946     (18,678,660)   $    (64,204,271)
                                                                ===================================================================
CLASS B SHARES:
 Shares sold .................................................       137,428    $      918,794         435,292    $      2,940,919
 Shares issued in reinvestment of distributions ..............       288,501         1,888,449         755,266           5,058,277
 Shares redeemed .............................................    (6,233,333)      (41,342,517)     (9,443,463)        (62,337,920)
                                                                -------------------------------------------------------------------
 Net increase (decrease) .....................................    (5,807,404)   $  (38,535,274)     (8,252,905)   $    (54,338,724)
                                                                ===================================================================

                             50 | Semiannual Report

Franklin California Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)

                                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                                       SEPTEMBER 30, 2009                     MARCH 31, 2009
                                                                ------------------------------------------------------------------
                                                                   SHARES           AMOUNT           SHARES            AMOUNT
                                                                ------------------------------------------------------------------
CLASS C SHARES:
 Shares sold .................................................   25,653,768     $ 170,971,402       46,596,514     $  316,013,313
 Shares issued in reinvestment of distributions ..............    2,103,160        13,777,920        3,535,047         23,542,562
 Shares redeemed .............................................  (11,651,970)      (77,230,123)     (29,711,732)      (194,149,005)
                                                                ------------------------------------------------------------------
 Net increase (decrease) .....................................   16,104,958     $ 107,519,199       20,419,829     $  145,406,870
                                                                ==================================================================
ADVISOR CLASS SHARES:
 Shares sold .................................................   18,675,331     $ 123,756,421       21,403,549     $  142,560,071
 Shares issued in reinvestment of distributions ..............      638,973         4,187,320          930,489          6,169,704
 Shares redeemed .............................................   (3,676,792)      (24,370,361)     (13,064,166)       (84,859,820)
                                                                ------------------------------------------------------------------
 Net increase (decrease) .....................................   15,637,512     $ 103,573,380        9,269,872     $   63,869,955
                                                                ==================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                        AFFILIATION
--------------------------------------------------------------    ----------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    -----------------------------------------------------
      0.625%           Up to and including $100 million
      0.500%           Over $100 million, up to and including $250 million
      0.450%           Over $250 million, up to and including $7.5 billion
      0.440%           Over $7.5 billion, up to and including $10 billion
      0.430%           Over $10 billion, up to and including $12.5 billion
      0.420%           Over $12.5 billion, up to and including $15 billion
      0.400%           Over $15 billion, up to and including $17.5 billion
      0.380%           Over $17.5 billion, up to and including $20 billion
      0.360%           In excess of $20 billion

                             Semiannual Report | 51

Franklin California Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...................................................     0.10%
Class B ...................................................     0.65%
Class C ...................................................     0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $ 1,551,221
Contingent deferred sales charges retained ...................   $   109,728

E. TRANSFER AGENT FEES

For the period ended September 30, 2009, the Fund paid transfer agent fees of $1,789,800, of which $1,147,827 was retained by Investor Services.

                             52 | Semiannual Report

Franklin California Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2016 ......................................................  $ 18,263,066
   2017 ......................................................     5,213,307
                                                                ------------
                                                                $ 23,476,373
                                                                ============

At September 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................................  $ 13,982,256,256
                                                                ================
Unrealized appreciation ......................................  $    772,085,046
Unrealized depreciation ......................................      (240,391,085)
                                                                ----------------
Net unrealized appreciation (depreciation) ...................  $    531,693,961
                                                                ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and non-deductible taxes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2009, aggregated $391,636,803 and $384,401,161, respectively.

6. CREDIT RISK

At September 30, 2009, the Fund had 6.2% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

                             Semiannual Report | 53

Franklin California Tax-Free Income Fund

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $15,864 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended September 30, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

      -     Level 1 - quoted prices in active markets for identical securities

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

      - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At September 30, 2009, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

                             54 | Semiannual Report

Franklin California Tax-Free Income Fund

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT   -  Improvement Bond Act of 1915
ABAG       -  The Association of Bay Area Governments
ACA        -  American Capital Access Holdings Inc.
AD         -  Assessment District
AMBAC      -  American Municipal Bond Assurance Corp.
BART       -  Bay Area Rapid Transit
BHAC       -  Berkshire Hathaway Assurance Corp.
CDA        -  Community Development Authority/Agency
CFD        -  Community Facilities District
CHFCLP     -  California Health Facilities Construction Loan Program
COP        -  Certificate of Participation
CRDA       -  Community Redevelopment Authority/Agency
CSAC       -  County Supervisors Association of California
ETM        -  Escrow to Maturity
FGIC       -  Financial Guaranty Insurance Co.
FHA        -  Federal Housing Authority/Agency
FSA        -  Financial Security Assurance Inc.
GNMA       -  Government National Mortgage Association
GO         -  General Obligation
HFAR       -  Housing Finance Authority Revenue
HMR        -  Home Mortgage Revenue
IDR        -  Industrial Development Revenue
MBS        -  Mortgage-Backed Security
MFHR       -  Multi-Family Housing Revenue
MFMR       -  Multi-Family Mortgage Revenue
MTA        -  Metropolitan Transit Authority
MUD        -  Municipal Utility District
NATL       -  National Public Financial Guarantee Corp.
PBA        -  Public Building Authority
PCFA       -  Pollution Control Financing Authority
PCR        -  Pollution Control Revenue
PFA        -  Public Financing Authority
PFAR       -  Public Financing Authority Revenue
RAN        -  Revenue Anticipation Note
RDA        -  Redevelopment Agency/Authority
RMR        -  Residential Mortgage Revenue
SFHMR      -  Single Family Home Mortgage Revenue
SFMR       -  Single Family Mortgage Revenue
UHSD       -  Unified/Union High School District
USD        -  Unified/Union School District
XLCA       -  XL Capital Assurance

                             Semiannual Report | 55

Franklin California Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                             56 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

[FRANKLIN TEMPLETON INVESTMENT LOGO]
FRANKLIN TEMPLETON                      One Franklin Parkway
    INVESTMENTS                         San Mateo, CA 94403-1906

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

112 S2009 11/09






 ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By /s/LAURA F. FERGERSON
  --------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and Administration
Date   November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  --------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and Administration
Date   November 25, 2009


By /s/GASTON GARDEY
  --------------------------
   Gaston Gardey
   Chief Financial Officer and Chief Accounting Officer
Date   November 25, 2009